Exhibit 10.1
CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT, MARKED BY BRACKETS, WERE OMITTED BECAUSE THOSE PORTIONS ARE NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL TO THE COMPANY IF PUBLICLY DISCLOSED.

SOLICITATION/CONTRACT/ORDER FOR COMMERCIAL ITEM Offeror To Complete Block 12, 17, 23, 24, & 30	1. Requisition Number SEE SCHEDULE	Page	1 of	31
2. Contract No. W15QKN-21-C-0014	3. Award/Effective Date 12-JAN-2021	4. Order Number	5. Solicitation Number	6. Solicitation Issue Date
7. For Solicitation Information Call:	A. Name	B. Telephone Number (No Collect Calls)	8. Offer Due Date/Local Time
9. Issued By ARMY CONTRACTING COMMAND - NJ	Code	W15QKN
10. This Acquisition is    Unrestricted    OR    Set Aside:    % For:

Small Business    Women-Owned Small Business (WOSB)
Eligible Under the Women-Owned Small Business Program Hubzone Small Business    EDWOSB

Service-Disabled Veteran-Owned Small Business    NAICS: 325414

8(A)    Size Standard:

PICATINNY ARSENAL, NJ 07806-5000 Email:
11. Delivery For FOB Destination Unless Block Is Marked See Schedule	12. Discount Terms	13a. This Contract Is A Rated Order Under DPAS (15 CFR 700)	13b. Rating	NONE
14. Method Of Solicitation	RFQ	IFB	X RFP
15. Deliver To	Code	16. Administered By	Code	W15QKN
SEE SCHEDULE Telephone No.	ACC NJ BLDG 10 PHIPPS RD PICATINNY ARSENAL, NJ	07806-5000
17a. Contractor/Offeror Code	544P9	Facility	18a. Payment Will Be Made By	Code	HQ0490
REGENERON PHARMACEUTICALS, INC. 777 OLD SAW MILL RIVER RD TARRYTOWN, NY 10591-6717	DFAS-INDY VP GFEBS 8899 E. 56TH STREET INDIANAPOLIS IN 46249-3800
Telephone No.
17b. Check If Remittance Is Different And Put Such Address In Offer	18b. Submit Invoices To Address Shown In Block 18a Unless Block Below Is Checked See Addendum
19. Item No.	20. Schedule Of Supplies/Services	21. Quantity	22. Unit	23. Unit Price	24. Amount
SEE SCHEDULE (Use Reverse and/or Attach Additional Sheets As Necessary)
25. Accounting And Appropriation Data SEE CONTRACT ADMINISTRATION DATA	26. Total Award Amount (For Govt. Use Only) $2,625,000,000.00
27a.Solicitation Incorporates By Reference FAR 52.212-1, 52.212-4. FAR 52.212-3 And 52.212-5 Are Attached. Addenda Are Are Not Attached.
27b.Contract/Purchase Order Incorporates By Reference FAR 52.212-4. FAR 52.212-5 Is Attached. Addenda Are Are Not Attached.

28. Contractor Is Required To Sign This Document And Return ___2______
Copies to Issuing Office. Contractor Agrees To Furnish And Deliver All Items Set Forth Or Otherwise Identified Above And On Any Additional Sheets Subject To The Terms And Conditions Specified.
29. Award Of Contract: Ref.____ Offer Dated ______. Your Offer On Solicitation (Block 5), Including Any Additions Or Changes Which Are Set Forth Herein, Is Accepted As To Items:
30a. Signature Of Offeror/Contractor /s/		31a. United States Of America (Signature Of Contracting Officer) /s/
30b. Name And Title Of Signer (Type Or Print)	30c. Date Signed 1/12/2021	31b. Name Of Contracting Officer (Type Or Print)	31c. Date Signed 12-JAN-2021
Authorized For Local Reproduction
Previous Edition Is Not Usable

Standard Form 1449 (Rev. 2/2012)
Prescribed By GSA-FAR (48 CFR) 53.212

19. Item No.	20. Schedule Of Supplies/Services	21. Quantity	22. Unit	23. Unit Price	24. Amount

32a. Quantity In Column 21 Has Been

Received

Inspected

Accepted, And Conforms To The Contract, Except As Noted: ____________

32b. Signature Of Authorized Government Representative			32c. Date	32d. Printed Name and Title of Authorized Government Representative
32e. Mailing Address of Authorized Government Representative				32f. Telephone Number of Authorized Government Representative
32g. E-Mail of Authorized Government Representative
33. Ship Number		34. Voucher Number	35. Amount Verified Correct For	36. Payment Complete Partial Final	37. Check Number
Partial	Final
38. S/R Account No.		39. S/R Voucher Number	40. Paid By
41a. I Certify This Account Is Correct And Proper For Payment			42a. Received By (Print)
41b. Signature And Title Of Certifying Officer			41c. Date
42b. Received At (Location)
			42c. Date Rec’d (YY/MM/DD)	42d. Total Containers
Standard Form 1449 (Rev. 2/2012) Back

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD	Page	2	of	31
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
SUPPLEMENTAL INFORMATION

Buyer Name:
Buyer Office Symbol/Telephone Number: Type of Contract 1: Firm Fixed Price
Kind of Contract: Supply Contracts and Priced Orders Type of Business: Large Business Performing in U.S. Surveillance Criticality Designator: A
Contract Expiration Date: 2022JAN11

*** End of Narrative A0000 ***

Executive Summary

1.Background: The Department of Health and Human Services (DHHS) continuously monitors emerging infectious disease risk and prepares to respond to the threat of novel emerging infectious disease outbreaks in the United States. DHHS is responding to an outbreak of respiratory disease caused by a novel coronavirus that was first detected in China, and which has now spread worldwide, including in the United States. The virus has been named SARS-CoV-2 and the disease it causes has been named Coronavirus Disease 2019 (abbreviated COVID- 19).

On January 30, 2020, the International Health Regulations Emergency Committee of the World Health Organization (WHO) declared the outbreak a Public Health Emergency of International Concern (PHEIC). On January 31, Health and Human Services Secretary Alex M. Azar II declared a Public Health Emergency (PHE) for the United States to aid the nations healthcare community in responding to COVID-19. On March 11, WHO publicly characterized COVID-19 as a pandemic. On March 13, the President of the United States declared the COVID-19 outbreak a national emergency.

In July 2020, the Department of Defense (DoD) awarded an Other Transaction Agreement under the authority 10 USC 2371b to Regeneron to manufacture and sell drug product to the Government, and to distribute such drug product for the Government in the U.S. These manufacturing production activities included manufacturing at-scale, filling and finishing, and storage and shipping of REGN10987 and REGN10933 as a therapeutic cocktail (casirivimab and imdevimab) to treat COVID-19 infected patients. On November 21, 2020, Regeneron announced that the antibody cocktail casirivimab and imdevimab administered together, received Emergency Use Authorization (EUA) from the U.S. Food and Drug Administration (FDA).

2.Contract Description: The U.S Army Contracting Command - New Jersey (CCNJ), on behalf of the Joint Program Executive Office for Chemical, Biological, Radiological and Nuclear Defense (JPEO-CBRND) and the Biomedical Advanced Research and Development Authority (BARDA), will execute a contract for the procurement of up to 1,250,000 doses of the EUA authorized (or Biologics License Application (BLA) approved) casirivimab and imdevimab therapeutic, enough to treat much of the targeted US population currently or projected to be infected over the coming months. This contract award is a sole-source Firm Fixed Price (FFP) contract pursuant to FAR 6.302-2, "Unusual and Compelling Urgency," to Regeneron Pharmaceuticals, Inc., Tarrytown, New York. This action has a total FFP value of
$2,625,000,000.00. The price per dose is inclusive of storage, distribution, insurance and administration costs, costs associated with obtaining and maintaining regulatory authorization for the product (packaging, labeling, and informational materials), and Regeneron's manufacturing facilities. The period of performance for this contract is twelve (12) months, to include distribution of the product.

3.The Representations and Certifications made by Regeneron in the System for Award Management (SAM) are hereby incorporated into this contract by reference.

4.The Regeneron Draft Small Business Subcontracting Plan, dated 30 November 2020, is hereby incorporated into this contract by attachment. It is noted that this draft plan will be replaced by the plan that is ultimately approved by the United States Department of Veterans Affairs.

5.Contract Point of Contact:

Name:
Title:
Email:
Phone:

Name:
Title:
Email:
Phone:

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD	Page	3	of	31
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
*** END OF NARRATIVE A0001 ***

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD	Page 4 of 31
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
SUPPLIES OR SERVICES AND PRICES/COSTS
0001	COVID THERAPEUTIC NSN: 9999-99-999-9999
0001AA	COVID-19 THERAPEUTIC (REGN10987 AND REGN10933)	[* * *]	EA	$ 2,100.00000	$ [* * *]
COMMODITY NAME: COVID THERAPEUTIC CLIN CONTRACT TYPE: Firm Fixed Price PRON: CB1RD13635 PRON AMD: 01 ACRN: AA PSC: 6505
Packaging and Marking
Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination
Deliveries or Performance DOC SUPPL REL CD MILSTRIP ADDR SIG CD MARK FOR TP CD 001 W56XNH10011001 75A501 J 3 DEL REL CD QUANTITY DEL DATE 001 [* * *] [* * *]
FOB POINT: Destination
SHIP TO: (75A501) OFFICE OF ACQ MGMT POLICY HUBERT HUMPHREY BLDG 200 INDEPENDENCE AVENUE SW ROOM 336E WASHINGTON,DC,20201

The parties will coordinate ordering through centralized distribution via the established Memorandum of Understanding between Regeneron, ASPR, and AmerisourceBergen. Exact ship-to locations for product will be identified through this coordinated process.

(End of narrative F001)
0001AB	COVID-19 THERAPEUTIC (REGN10987 AND REGN10933)	[* * *]	EA	$ 2,100.00000	$ [* * *]
COMMODITY NAME: COVID THERAPEUTIC CLIN CONTRACT TYPE: Firm Fixed Price

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD	Page 5 of 31
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001AC
PRON: CB1RD14381    PRON AMD: 01    ACRN: AB PSC: 6505

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination    ACCEPTANCE: Destination

Deliveries or Performance DOC    SUPPL
REL CD    MILSTRIP    ADDR SIG CD MARK FOR TP CD 001 W56XNH10011002 75A501    J    3
DEL REL CD         QUANTITY         DEL DATE 001        [* * *]        [* * *]

FOB POINT: Destination SHIP TO:
(75A501)        OFFICE OF ACQ MGMT POLICY HUBERT HUMPHREY BLDG 200 INDEPENDENCE AVENUE SW ROOM 336E WASHINGTON,DC,20201

The parties will coordinate ordering through centralized distribution via the established Memorandum of Understanding between Regeneron, ASPR, and AmerisourceBergen. Exact ship-to locations for product will be identified through this coordinated process.

(End of narrative F001)

COVID-19 THERAPEUTIC (REGN10987 AND REGN10933)

COMMODITY NAME: COVID THERAPEUTIC CLIN CONTRACT TYPE:
Firm Fixed Price
PRON: CB1RD41544    PRON AMD: 01    ACRN: AC PSC: 6505

Packaging and Marking

Inspection and Acceptance
INSPECTION: Destination    ACCEPTANCE: Destination

Deliveries or Performance DOC    SUPPL
REL CD    MILSTRIP    ADDR SIG CD MARK FOR TP CD 001 W56XNH10011003 75A501    J    3
DEL REL CD     QUANTITY         DEL DATE
		[* * *]	EA	$ 2,100.00000	$ [* * *]

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD	Page 6 of 31
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
	001 [* * *] [* * *]
	FOB POINT: Destination
	SHIP TO: (75A501) OFFICE OF ACQ MGMT POLICY HUBERT HUMPHREY BLDG 200 INDEPENDENCE AVENUE SW ROOM 336E WASHINGTON,DC,20201

The parties will coordinate ordering through centralized distribution via the established Memorandum of Understanding between Regeneron, ASPR, and AmerisourceBergen. Exact ship-to locations for product will be identified through this coordinated process.

	(End of narrative F001)
0002	DD1423 CDRLS A001 THROUGH A030
	The ELIN below is associated with the Data Item numbers in the Contract Data Requirements List (CDRL, DD 1423), in Section J. Reference individual CDRLs for applicable instructions and delivery dates.
	(End of narrative A001)
A001	DD1423 CDRLS A001 TRHOUGH A030	1	LO		$ [* * *]
	SERVICE REQUESTED: DATA ITEMS CLIN CONTRACT TYPE: Firm Fixed Price
	Inspection and Acceptance INSPECTION: Destination ACCEPTANCE: Destination
	Deliveries or Performance DLVR SCH PERF COMPL REL CD QUANTITY DATE 001 1 SEE DD FORM 1423

CONTINUATION SHEET	Reference No. of Document Being Continued W15QKN-21-C-0014 PIIN/SIIN MOD/AMD	Page	7	of	31
Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

STATEMENT OF WORK

Production of Regeneron Therapeutic in Support of National Emergency Response to Coronavirus 2019 (COVID-19)

c.1 Scope: The Department of Defense (DoD) and Department of Health and Human Services (DHHS), in support of Operation Warp Speed (OWS) and national emergency response to the Coronavirus Disease 2019 (COVID-19), requires the production of Regeneron therapeutic cocktail REGN10987 and REGN10933 (casirivimab and imdevimab) on a commercial item basis, up to 1,250,000 doses to treat members of the DoD and the general population infected with the SARS CoV-2 Virus.

c.1.1 Background: The DHHS continuously monitors emerging infectious disease risk and prepares to respond to the threat of novel emerging infectious disease outbreaks in the United States. DHHS is responding to an outbreak of respiratory disease caused by a novel coronavirus that was first detected in China, and which has now spread worldwide, including in the United States. The virus has been named SARS-CoV-2 and the disease it causes has been named Coronavirus Disease 2019 (abbreviated COVID-19).

On January 30, 2020, the International Health Regulations Emergency Committee of the World Health Organization (WHO) declared the outbreak a Public Health Emergency of International Concern (PHEIC). On January 31, Health and Human Services Secretary Alex M. Azar II declared a Public Health Emergency (PHE) for the United States to aid the nations healthcare community in responding to COVID-19. On March 11, WHO publicly characterized COVID-19 as a pandemic. On March 13, the President of the United States declared the COVID-19 outbreak a national emergency.

In July 2020, the DoD awarded an Other Transaction Agreement under the authority of 10 USC 2371b to Regeneron to manufacture and sell drug product to the Government, and to distribute such drug product for the Government in the U.S. These manufacturing production activities included manufacturing at-scale, filling and finishing, and storage and shipping of REGN10987 and REGN10933 as a therapeutic cocktail to treat COVID-19 infected patients. On November 21, 2020, Regeneron announced that the antibody cocktail casirivimab and imdevimab administered together, has received Emergency Use Authorization (EUA) from the U.S. Food and Drug Administration (FDA).

As part of DHHS preparedness and response activities, DHHS seeks to purchase up to 1,250,000 doses of the EUA authorized (or Biologics License Application (BLA) approved) casirivimab and imdevimab therapeutic, enough to treat much of the targeted US population currently or projected to be infected over the coming months.

c.2 Objectives and Quantity: The contractor shall produce up to 1,250,000 doses of therapeutic, and the Government will purchase all such doses available in Vendor-Managed Inventory (VMI) by the applicable date set forth below:

No Later Than (NLT) June 30, 2021. The Government will consider extending the time for delivery to NLT September 30, 2021, if the contractor is unable to complete delivery to VMI by June 30, 2021, after making a good faith effort to do so. However, prior to any extension to the delivery schedule, the contractor shall coordinate with the Government to determine an appropriate path forward, aligning with Government needs. The contractor shall comply with the procedures of FAR 52.212-4(f), Excusable Delays.

c.3 Requirements:

c.3.1 Therapeutic: The contractor shall distribute the product to Government designated sites as directed by the Government, EUA authorized finished drug product in vials in accordance with the products storage and handling requirements in the EUA, including temperature controls. This shall include storage and distribution activities. Regeneron will engage one or more third party service providers (each a Distributor) to perform storage and distribution activities for drug product at the direction of the Government. The Government will be solely responsible for all allocation determinations related to drug product, including allocation to end users and communication of such allocation determinations to the Distributor. Unless otherwise mutually agreed upon by the parties, drug product shall be shipped to the Government or distributed, as applicable, solely within the United States (including its territories and possessions). The contractor shall [* * *], until the product is distributed to the end user (e.g., the hospital, infusion center or other end-user). To the extent that Regeneron is responsible for the correction, repair or replacement of Government property held in vendor-managed inventory or in distribution and in the possession of the Distributor, [* * *] , the Government will [* * *] of such property. The parties will coordinate ordering through centralized distribution via the established Memorandum of Understanding between Regeneron, Assistant Secretary for Preparedness and Response (ASPR), and AmerisourceBergen. Storage and distribution activities under the EUA shall be supported under this agreement through the end of the period of performance.

c.3.2 Product Development Manufacturing Reports and Projections: Regeneron will provide manufacturing reports and manufacturing dose tracking projections/actuals, in the format and having the content mutually agreed upon by the Government and Regeneron. Regeneron will update the reports [* * *] during manufacturing campaigns and upon manufacturing deliverable submission during COVID-19 response operations (where a Public Health Emergency has been declared), with the first deliverable submission within [* * *] of award. For clarity, the reports described in this section apply to Formulated Drug Substance and Drug Product prior to delivery and acceptance by the Government. Tracking reports for product following delivery and acceptance, shall be set forth in the Memorandum of Understanding between Regeneron, ASPR, and AmerisourceBergen.

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

c.4 Reporting: The contractor shall provide the following reports/deliverables in accordance with Exhibit A:

CDRL #    Title
A001    Post Award Teleconference Minutes
A002    Kickoff Meeting Agenda and Minutes
A003    Teleconference Minutes
A004    Quarterly Meetings
A005    FDA Meeting Minutes
A006    Daily Check-in with Project Staff for COVID-19 Agreement
A007    Monthly Progress Reports
A008    Milestone Reports
A009    Draft Technical Progress Report
A010    Final Technical Progress Report
A011    Product Development Source Material and Manufacturing Report
A012    Contractor Locations
A013    Pandemic Management Plan
A014    Supply Chain and Distribution Tracking
A015    Distribution Plan
A016    Manufacturing Development Plan
A017    Quality Management Plan
A018    Quality Agreement
A019    Release Documentation for Doses to be Delivered
A020    Manufacturing and Distribution Records
A021    Security Plan
A022    Supply Chain Resiliency Plan
A023    Manufacturing Data Requirements
A024    BARDA Audit
A025    FDA Inspections A026    QA Audits
A027    FDA Submissions A028    EUA Filing
A029    Provision of Public Law 115-92 SPONSOR Authorization Letter
A030    Press Releases

c.5 Period of Performance: The period of performance for this contract is twelve (12) months.

c.6 Inspection/Acceptance:

c.6.1 Inspection: The Technical Point of Contact (TPOC) is a duly authorized representative of the Government, and is responsible for the inspection and/or acceptance of all items/activities to be delivered and/or completed under this contract. The parties acknowledge that acceptance may depend on the compliance with FDA regulations at 21 CFR 600-680 regarding the BLA, current Good Manufacturing Practice (cGMP) regulations at 21 CFR 210, 211, and other FDA regulations.

c.6.2 Acceptance: Title to drug product will pass to the Government upon delivery of such drug product to VMI, and the Governments corresponding written acceptance of such drug product. The Government shall accept product that conforms to contract requirements based on a Certificate of Analysis (COA) and any other quality documentation required to be provided by Regeneron, as set forth in the Quality Agreement ("Required Documents"), and the parties shall perform their obligations relating to product delivery set forth in the applicable Quality Agreement for the product. The Government's acceptance of drug product will be [* * *] provide written notice of acceptance or rejection within [* * *]. Any visibly damaged product will be rejected immediately. The contractor will transfer product from VMI to the Distributor for distribution directed by the Government; provided that, product shall not be provided to the Distributor until it is accepted by the Government. The contractor shall provide a shipment temperature tracking report within [* * *] of contractors receipt of such report from its storage vendor, or otherwise in accordance with the applicable Quality Agreement. Any product subject to a temperature excursion outside of acceptable tolerances, shall be rejected. Any rejected product shall be returned to the contractor or otherwise disposed of according to contractor instructions. The Government will not be obligated to pay for rejected vials, nor will rejected vials count toward the delivery requirement. The contractor shall establish a notification mechanism for delivery sites to contact the Government regarding rejected vials.

c.7 Packaging and Marking: The contractor shall label product according to FDA guidance/instructions. Packaging shall be in shipping containers according to the contractors standard commercial practice.

c.8 Delivery of Authorized or Approved Doses: The contractors delivery obligations under this contract are contingent on product being covered by an EUA or marketing approval issued by the FDA in effect on the date of delivery. For the purpose of this contract, a dose will constitute the lowest dose authorized or approved by the FDA for the treatment of high-risk adult and pediatric patients aged 12 years and older with recently diagnosed mild-to-moderate coronavirus disease (COVID-19) prior to or on the date of delivery. Except as

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
otherwise mutually agreed to by the parties, the product shall not be sold to the Government for use in any other approved or authorized indication or dose exceeding 2400mg/mAb.

Public Disclosures: Notwithstanding any other provision in this contract, the contractor may publicly release any information related to this contract without prior approval to the extent necessary to satisfy or address regulatory requirements, contractual obligations to third parties, and the public interest in data about the safety or efficacy of the product.

Public Readiness and Emergency Preparedness (PREP) Act: The Government will ensure that no product purchased under this contract is used outside the United States (including its territories or possessions) or in a way that is not protected from liability by a declaration issued under the PREP Act that is active at the time of use.

c.9 Government Technical Point of Contact:

HHS BARDA

*** END OF NARRATIVE C0001 ***

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

INSPECTION AND ACCEPTANCE

	Regulatory Cite	Title	Date
1	52.246-2	INSPECTION OF SUPPLIES--FIXED-PRICE	AUG/1996
2	52.246-16	RESPONSIBILITY FOR SUPPLIES	APR/1984

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
DELIVERIES OR PERFORMANCE

Regulatory Cite         Title             Date
1    52.247-34    F.O.B. DESTINATION            NOV/1991

Any deliverables identified within this section are only required to be delivered should they differ from what has been previously delivered under Regeneron's prototype agreement, MCDC2008-005.

I.Supply Chain Resiliency Plan

A.The contractor shall develop and submit within [* * *] of contract award, a comprehensive Supply Chain Resiliency Program that provides identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods.

a) A critical component is defined as any material that is essential to the product or the manufacturing process associated with that product. Included in the definition are consumables and disposables associated with manufacturing. NOT included in the definition are facility and capital equipment.

B.Consideration of critical components includes the evaluation and potential impact of raw materials, excipients, active ingredients, substances, pieces, parts, software, firmware, labeling, assembly, testing, analytical and environmental componentry, reagents, or utility materials which are used in the manufacturing of a drug, cell banks, seed stocks, devices and key processing components and equipment. A clear example of a critical component is one where a sole supplier is utilized.

C.The contractor shall identify key equipment suppliers, their locations, local resources, and the associated control processes at the time of award. The Supply Chain Resiliency Plan shall address planning and scheduling for active pharmaceutical ingredients, upstream, downstream, component assembly, finished drug product and delivery events as necessary for the delivery of product.

a)Communication for these requirements shall be updated as part of an annual review, or as necessary, as part of regular contractual communications.

b)For upstream and downstream processing, both single-use and re-usable in-place processing equipment, and manufacturing disposables also shall be addressed. For finished goods, the inspection, labeling, packaging, and associated machinery shall be addressed taking into account capacity capabilities.

c)The focus on the aspects of resiliency shall be on critical components and aspects of complying with the contractual delivery schedule. Delivery methods shall be addressed, inclusive of items that are foreign-sourced, both high and low volume, which would significantly affect throughput and adherence to the contractually agreed deliveries.

D.The contractor shall articulate in the plan, the contractors methodology for inventory control, production planning, scheduling processes and ordering mechanisms, as part of those agreed deliveries.

a)Production rates and lead times shall be understood and communicated to the Contracting Officer (CO) or the Technical Point of Contact (TPOC) as necessary.

b)Production throughput critical constraints should be well understood by activity and by design, and communicated to contractual personnel. As necessary, communication should focus on identification, exploitation, elevation, and secondary constraints of throughput, as appropriate.

E.Reports for critical items shall include the following information:

a.Critical Material
b.Vendor
c.Supplier, Manufacturing / Distribution Location
d.Supplier Lead Time
e.Shelf Life
f.Transportation / Shipping Restrictions

F.The CO and TPOC reserve the right to request un-redacted copies of technical documents provided in response to this section, during the period of performance, for distribution within the Government. Documents shall be provided within [* * *] after CO issues the request. The contractor may arrange for additional time if deemed necessary, and agreed to by the CO.

II.Manufacturing Data Requirements

A. The contractor shall submit within [* * *] of contract award, detailed data regarding project materials, sources, and manufacturing sites, including but not limited to: physical locations of sources of raw and processed material by type of material;

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

location and nature of work performed at manufacturing, processing, and fill/finish sites; and location and nature of clinical studies sites (it being understood that such information already has been provided). The Government may provide a table in tabular format for the contractor to be used to submit such data, which would include but not be limited to the following:

a)Storage/inventory of ancillary materials (vials, needles, syringes, etc.)
b)Shipment of ancillary materials (vials, needles, syringes, etc.)
c)Disposal of ancillary materials (vials, needles, syringes, etc.)
d)Seed development or other starting material manufacturing
e)Bulk drug substance and/or adjuvant production
f)Fill, finish, and release of product or adjuvant
g)Storage/inventory of starting materials, bulk substance, or filled/final product or adjuvant
h)Stability information of bulk substance and/or finished product
i)Shipment of bulk substance of final product
j)Disposal of bulk substance or final product
III. Product Development Source Material and Manufacturing Reports and Projections
A.The contractor shall submit a detailed spreadsheet regarding critical project materials that are sourced from a location other than the United States, sources, and manufacturing sites, including but not limited to: physical locations of sources of raw and processed material by type of material; location and nature of work performed at manufacturing sites; and location and nature of clinical studies sites.
B.The contractor will provide manufacturing reports and manufacturing dose tracking projections/actuals utilizing the "COVID-19 Dose Tracking Templates," on any contract/agreement that is manufacturing product.
C.Reporting Procedures and Due Dates:
1.Contractor will submit Product Development Source Material Report:
a)Within [* * *] of contract award
b)Within [* * *] of substantive changes made to sources and/or materials
c)On the [* * *] contract anniversary, if no substantive changes have been made in the preceding [* * *] period
2. The Government will provide written comments to the Product Development Source Material and Manufacturing Report within [* * *] after the submission.
a) If corrective action is recommended, the contractor must address all concerns raised by the Government in writing.
3. Product Development and Source Material report to be submitted via spreadsheet; Dose Tracking can be completed via spreadsheet or other format (e.g. XML or JSON) as agreed to by the Government and contractor.
4. The contractor will update the Dose Tracking Template weekly during manufacturing campaigns and upon manufacturing deliverable submission during COVID-19 response operations (where a Public Health Emergency has been declared), with the first deliverable submission within [* * *] of award.
IV. Contractor Locations
A. The contractor shall submit detailed data regarding locations where work will be performed under this contract, including addresses, points of contact, and work performed per location, to include sub-contractors.
The contractor will submit Work Locations Report:
a)Within [* * *] of contract award
b)Within [* * *] after a substantive location or capabilities change
c)Within [* * *] of a substantive change if the work performed supports medical countermeasure development that addresses a threat that has been declared a Public Health Emergency by the HHS Secretary or a Public Health Emergency of International Concern by the WHO
V. Access and General Protection/Security Policy and Procedures

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
This standard language text is applicable to ALL employees working on critical information related to Operation Warp Speed (OWS) with an area of performance within a Government controlled installation, facility or area. Employees shall comply with applicable installation, facility and area commander installation/facility access and local security policies and procedures (provided by government representative). The performer also shall provide all information required for background checks necessary to access critical information related to OWS, and to meet Government installation access requirements to be accomplished by installation Director of Emergency Services or Security Office. The workforce must comply with all personnel identity verification requirements as directed by the Government and/or local policy. In addition to the changes otherwise authorized by the changes clause of this contract, should the security status of OWS change, the Government may require changes in performer security matters or processes. In addition to the industry standards for employment background checks, the contractor must be willing to have key individuals, in exceptionally sensitive positions, identified for additional vetting by the United States Government.

VI. Operational Security (OPSEC)

The performer shall develop an OPSEC Standard Operating Procedure (SOP)/Plan within [* * *] of project award to be reviewed and approved by the responsible Government OPSEC officer. This plan will be submitted to the TPOC for coordination of approvals. This SOP/Plan will include identifying the critical information related to this contract, why it needs to be protected, where it is located, who is responsible for it, and how to protect it.

VII. Security Plan

The contractor shall develop a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the Government requirement. This plan shall establish security practices and procedures that demonstrate how the contractor will meet and adhere to the security requirements outlined below prior to the commencement of product manufacturing, and shall be delivered to the Government within [* * *] of award. The contractor shall also ensure all subcontractors, consultants, researchers, etc. performing work on behalf of this effort, comply with all Government security requirements and prime contractor security plans.

a)The Government will review in detail and submit comments within [* * *] to the CO to be forwarded to the contractor. The contractor shall review the Draft Security Plan comments, and, submit a Final Security Plan to the U.S. Government within [* * *] after receipt of the comments.

b)The Security Plan shall include a timeline for compliance of all the required security measures outlined by the Government.

c)Upon completion of initiating all security measures, the contractor shall supply to the CO a letter certifying compliance to the elements outlined in the Final Security Plan.

At a minimum, the Final Security Plan shall address the following items:

Security Requirements:

1.Facility Security Plan

Description: As part of the partner facility's overall security program, the contractor shall submit a written security plan with their proposal to the Government for review and approval by Government security subject matter experts. The performance of work under the contract will be in accordance with the approved security plan. The security plan will include the following processes and procedures at a minimum:

A.Security Administration
-organization chart and responsibilities
-written security risk assessment for site
-threat levels with identification matrix (High, Medium, or Low)
-enhanced security procedures during elevated threats
-liaison procedures with law enforcement
-annual employee security education and training program
B. Personnel Security
-policies and procedures
-candidate recruitment process
-background investigations process
-employment suitability policy
-employee access determination
-rules of behavior/conduct
-termination procedures
-non-disclosure agreements
C. Physical Security Policies and Procedures
-internal/external access control
-protective services
-identification/badging

-employee and visitor access controls

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-parking areas and access control
-perimeter fencing/barriers
-product shipping, receiving and transport security procedures
-facility security lighting
-restricted areas
-signage
-intrusion detection systems
-alarm monitoring/response
-closed circuit television
-product storage security
-other control measures as identified

D. Information Security
-identification and marking of sensitive information
-access control
-storage of information
-document control procedures
-retention/destruction requirements

E. Information Technology/Cyber Security Policies and Procedures
-intrusion detection and prevention systems
-threat identification
-employee training (initial and annual)
-encryption systems
-identification of sensitive information/media
-password policy (max days 90)
-lock screen time out policy (minimum time 20 minutes)
-removable media policy
-laptop policy
-removal of IT assets for domestic/foreign travel
-access control and determination
-VPN procedures
-WiFi and Bluetooth disabled when not in use
-system document control
-system backup
-system disaster recovery
-incident response
-system audit procedures
-property accountability

2. Site Security Master Plan

Description: The partner facility shall provide a site schematic for security systems which includes: main access points; security cameras; electronic access points; IT Server Room; Product Storage Freezer/Room; and bio-containment laboratories.

3. Site Threat/Vulnerability/Risk Assessment

Description: The partner facility shall provide a written risk assessment for the facility addressing: criminal threat, including crime data; foreign/domestic terrorist threat; industrial espionage; insider threats; natural disasters; and potential loss of critical infrastructure (power/water/natural gas, etc.) This assessment shall include recent data obtained from local law enforcement agencies. The assessment should be updated annually.

4. Physical Security

A.Closed Circuit Television (CCTV) Monitoring

a)Layered (internal/external) CCTV coverage with time-lapse video recording for buildings and areas where critical assets are processed or stored.
b)CCTV coverage must include entry and exits to critical facilities, perimeters, and areas within the facility deemed critical to the execution of the contract.
c)Video recordings must be maintained for a minimum of 30 days.
d)CCTV surveillance system must be on emergency power backup.

B. Facility Lighting

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
a)Lighting must cover facility perimeter, parking areas, critical infrastructure, and entrances and exits to buildings.
b)Lighting must have emergency power backup.
c)Lighting must be sufficient for the effective operation of the CCTV surveillance system during hours of darkness.

C. Shipping and Receiving

a)Must have CCTV coverage and an electronic access control system.
b)Must have procedures in place to control access and movement of drivers picking up or delivering shipments.
c)Must identify drivers picking up Government products by government issued photo identification.

D. Access Control

a)Must have an electronic intrusion detection system with centralized monitoring.
b)Responses to alarms must be immediate and documented in writing.
c)Employ an electronic system (i.e., card key) to control access to areas where assets critical to the contract are located (facilities, laboratories, clean rooms, production facilities, warehouses, server rooms, records storage, etc.).
d)The electronic access control should signal an alarm notification of unauthorized attempts to access restricted areas.
e)Must have a system that provides a historical log of all key access transactions and kept on record for a minimum of [* * *].
f)Must have procedures in place to track issuance of access cards to employees and the ability to deactivate cards when they are lost or an employee leaves the company.
g)Response to electronic access control alarms must be immediate and documented in writing and kept on record for a minimum of [* * *].
h)Should have written procedures to prevent employee piggybacking access.
i)Critical infrastructure (generators, air handlers, fuel storage, etc.) should be controlled and limited to those with a legitimate need for access.
j)Must have a written manual key accountability and inventory process.
k)Physical access controls should present a layered approach to critical assets within the facility.

E. Employee/Visitor Identification

a)Should issue company photo identification to all employees.
b)Photo identification should be displayed above the waist anytime the employee is on company property.
c)Visitors should be sponsored by an employee and must present government issued photo identification to enter the property.
d)Visitors should be logged in and out of the facility and should be escorted by an employee while on the premises at all times.

F. Security Fencing

Requirements for security fencing will be determined by the criticality of the program, review of the security plan, threat assessment, and onsite security assessment.

G. Protective Security Forces

Requirements for security officers will be determined by the criticality of the program, review of the security plan, threat assessment, and onsite security assessment.

H. Protective Security Forces Operations

a)Must have in-service training program.
b)Must have Use of Force Continuum.
c)Must have communication systems available (i.e., landline on post, cell phones, handheld radio, and desktop computer).
d)Must have Standing Post Orders.
e)Must wear distinct uniform identifying them as security officers.

5. Security Operations

A.Information Sharing

a)Establish formal liaison with law enforcement.
b) Meet in person at a minimum annually. Document meeting notes and keep them on file for a minimum of [* * *]. POC information for LE Officer that attended the meeting must be documented.
c) Implement procedures for receiving and disseminating threat information.

B. Training

a)Conduct new employee security awareness training.

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b) Conduct and maintain records of annual security awareness training.

c. Security Management

a)Designate a knowledgeable security professional to manage the security of the facility.
b)Ensure subcontractor compliance with all Government security requirements.

6. Personnel Security

A.Records Checks

Verification of social security number, date of birth, citizenship, education credentials, five-year previous employment history, five- year previous residence history, FDA disbarment, sex offender registry, credit check based upon position within the company; motor vehicle records check as appropriate; and local/national criminal history search.

B. Hiring and Retention Standards

a)Detailed policies and procedures concerning hiring and retention of employees, employee conduct, and off boarding procedures.
b)Off Boarding procedures should be accomplished within 24 hours of employee leaving the company. This includes termination of all network access.

7. Information Security

A.Physical Document Control

a)Applicable documents shall be identified and marked as procurement sensitive, proprietary, or with appropriate Government markings.
b)Sensitive, proprietary, and Government documents should be maintained in a lockable filing cabinet/desk or other storage device and not be left unattended.
c)Access to sensitive information should be restricted to those with a need to know.

B. Document Destruction

a) Documents must be destroyed using approved destruction measures (i.e, shredders/approved third party vendors / pulverizing / incinerating).

8. Information Technology and Cybersecurity

A.Identity Management

a)Physical devices and systems within the organization are inventoried and accounted for annually.
b)Organizational cybersecurity policy is established and communicated.
c)Asset vulnerabilities are identified and documented.
d)Cyber threat intelligence is received from information sharing forums and sources.
e)Threats, vulnerabilities, likelihoods, and impacts are used to determine risk.
f)Identities and credentials are issued, managed, verified, revoked, and audited for authorized devices, users and processes.
g)Users, devices, and other assets are authenticated (e.g., single-factor, multifactor) commensurate with the risk of the transaction (e.g., individuals security and privacy risks and other organizational risks).

B. Access Control

a)Limit information system access to authorized users.
b)Identify information system users, processes acting on behalf of users, or devices and authenticate identities before allowing access.
c)Limit physical access to information systems, equipment, and server rooms with electronic access controls.
d)Limit access to/verify access to use of external information systems.

C. Training

a) Ensure that personnel are trained and are made aware of the security risks associated with their activities and of the applicable laws, policies, standards, regulations, or procedures related to information technology systems.

D. Audit and Accountability

a) Create, protect, and retain information system audit records to the extent needed to enable the monitoring, analysis, investigation, and reporting of unlawful, unauthorized, or inappropriate system activity. Records must be kept for minimum of [* * *].

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b) Ensure the actions of individual information system users can be uniquely traced to those users.
c) Update malicious code mechanisms when new releases are available.
d) Perform periodic scans of the information system and real time scans of files from external sources as files are downloaded, opened, or executed.

E. Configuration Management

a) Establish and enforce security configuration settings.
b) Implement sub networks for publically accessible system components that are physically or logically separated from internal networks.

F. Contingency Planning

a) Establish, implement, and maintain plans for emergency response, backup operations, and post-disaster recovery for information systems to ensure the availability of critical information resources at all times.

G. Incident Response

a) Establish an operational incident handling capability for information systems that includes adequate preparation, detection, analysis, containment, and recovery of cybersecurity incidents. Exercise this capability annually.

H. Media and Information Protection

a)Protect information system media, both paper and digital.
b)Limit access to information on information systems media to authorized users.
c)Sanitize and destroy media no longer in use.
d)Control the use of removable media through technology or policy.

I.Physical and Environmental Protection

a)Limit access to information systems, equipment, and the respective operating environments to authorized individuals.
b)Intrusion detection and prevention system employed on IT networks.
c)Protect the physical and support infrastructure for all information systems.
d)Protect information systems against environmental hazards.
e)Escort visitors and monitor visitor activity.

J. Network Protection

a) Employ intrusion prevention and detection technology with immediate analysis capabilities.

9. Transportation Security

Description: Adequate security controls must be implemented to protect materials while in transit from theft, destruction, manipulation, or damage.

A.Drivers

a)Drivers must be vetted in accordance with Government Personnel Security Requirements.
b)Drivers must be trained on specific security and emergency procedures.
c)Drivers must be equipped with backup communications.
d)Driver identity must be 100 percent confirmed before the pick-up of any Government product.
e)Drivers must never leave Government products unattended, and two drivers may be required for longer transport routes or critical products during times of emergency.
f)Truck pickup and deliveries must be logged and kept on record for a minimum of [* * *].

B. Transport Routes

a)Transport routes should be pre-planned and never deviated from except when approved or in the event of an emergency.
b)Transport routes should be continuously evaluated based upon new threats, significant planned events, weather, and other situations that may delay or disrupt transport.

C. Product Security

a) Government products must be secured with tamper resistant seals during transport, and the transport trailer must be locked and sealed.
- Tamper resistant seals must be verified as secure after the product is placed in the transport vehicle.

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.
b) Government products should be continually monitored by GPS technology while in transport, and any deviations from planned routes should be investigated and documented.
c) Contingency plans should be in place to keep the product secure during emergencies such as accidents and transport vehicle breakdowns.

10. Security Reporting Requirements

Description: The partner facility shall notify the Government Security Team within [* * *] of any activity or incident that is in violation of established security standards or indicates the loss or theft of Government products. The facts and circumstances associated with these incidents will be documented in writing for Government review.

11. Security Audits

Description: The partner facility agrees to formal security audits conducted at the discretion of the Government. Security audits may include both prime and subcontractor.

*** END OF NARRATIVE F0001 ***

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

CONTRACT ADMINISTRATION DATA

LINE ITEM	PRON/ AMS CD/ MIPR/ GFEBS ATA	OBLG STAT	JO NO/ ACCT ASSIGN	ACRN			OBLIGATED AMOUNT
0001AA	CB1RD13635	2	S.0074658.5.40	AA		$	[* * *]
0001AB	CB1RD14381	2	S.0074658.5.40.1	AB		$	[* * *]
0001AC	CB1RD41544	2	S.0074658.5.40.2	AC		$	[* * *]
					TOTAL		$2,625,000,000.00

ACRN	ACCOUNTING CLASSIFICATION				OBLIGATED AMOUNT
AA	021 202120222040	A5XAH 654807849FL8D	255Y L071413635 S.0074658.5.40	021001 $	[* * *]
AB	021 202120222040	A5XAH 654807849FL8D	255Y L071414381 S.0074658.5.40.1	021001 $	[* * *]
AC	021 202120222040	A5XAH 654807849FL8D	255Y L071414544 S.0074658.5.40.2	021001 $	[* * *]
TOTAL $ 2,625,000,000.00

LINE ITEM	ACRN	EDI/SFIS ACCOUNTING CLASSIFICATION
0001AA	AA	021 202120222040	A5XAH 654807849FL8D	255Y L071413635 S.0074658.5.40	021001
0001AB	AB	021 202120222040	A5XAH 654807849FL8D	255Y L071414381 S.0074658.5.40.1	021001
0001AC	AC	021 202120222040	A5XAH 654807849FL8D	255Y L071414544 S.0074658.5.40.2	021001

Regulatory Cite     Title         Date

1    252.232-7006    WIDE AREA WORKFLOW PAYMENT INSTRUCTIONS    DEC/2018

(a)Definitions. As used in this clause--

"Department of Defense Activity Address Code (DoDAAC)" is a six position code that uniquely identifies a unit, activity, or organization.

"Document type" means the type of payment request or receiving report available for creation in Wide Area WorkFlow (WAWF).

"Local Processing Office (LPO)" is the office responsible for payment certification when payment certification is done external to the entitlement system.

"Payment request" and "receiving report" are defined in the clause at 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(b)Electronic invoicing. The WAWF system provides the method to electronically process vendor payment requests and receiving reports, as authorized by Defense Federal Acquisition Regulation Supplement (DFARS) 252.232-7003, Electronic Submission of Payment Requests and Receiving Reports.

(c)WAWF access. To access WAWF, the Contractor shall--

(1) Have a designated electronic business point of contact in the System for Award Management at https://www.sam.gov ; and

(2) Be registered to use WAWF at https://wawf.eb.mil/ following the step-by-step procedures for self-registration available at this Web site.

(d)WAWF training. The Contractor should follow the training instructions of the WAWF Web-Based Training Course and use the Practice Training Site before submitting payment requests through WAWF. Both can be accessed by selecting the "Web Based Training" link on the WAWF home page at https://wawf.eb.mil/ .

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(e) WAWF methods of document submission. Document submissions may be via Web entry, Electronic Data Interchange, or File Transfer Protocol.

(f) WAWF payment instructions. The Contractor shall use the following information when submitting payment requests and receiving reports in WAWF for this contract or task or delivery order:

(1) Document type. The Contractor shall submit payment requests using the following document type(s):

(i) For cost-type line items, including labor-hour or time-and-materials, submit a cost voucher.

(ii) For fixed price line items--

(A) That require shipment of a deliverable, submit the invoice and receiving report specified by the Contracting Officer.

Invoice (Contractor Only)

(B) For services that do not require shipment of a deliverable, submit either the Invoice 2-in-1, which meets the requirements for the invoice and receiving report, or the applicable invoice and receiving report, as specified by the Contracting Officer.

Invoice as 2-in-1

(iii) For customary progress payments based on costs incurred, submit a progress payment request.

(iv) For performance based payments, submit a performance based payment request.

(v) For commercial item financing, submit a commercial item financing request.

(2) Fast Pay requests are only permitted when Federal Acquisition Regulation (FAR) 52.213-1 is included in the contract.

[Note: The Contractor may use a WAWF "combo" document type to create some Combinations of invoice and receiving report in one step.]

(3) Document routing. The Contractor shall use the information in the Routing Data Table below only to fill in applicable fields in WAWF when creating payment requests and receiving reports in the system.

Routing Data Table*
Field Name in WAWF	Data to be entered in WAWF
Pay Official DoDAAC	HQ0490
Issue By DoDAAC	W15QKN
Admin DoDAAC	W15QKN
Inspect By DoDAAC	TBD
Ship To Code	TBD
Ship From Code	TBD
Mark For Code	TBD
Service Approver (DoDAAC)	N/A
Service Acceptor (DoDAAC)	N/A
Accept at Other DoDAAC	N/A
LPO DoDAAC	N/A
DCAA Auditor DoDAAC	N/A
Other DoDAAC(s)	N/A

(4) Payment request. The Contractor shall ensure a payment request includes documentation appropriate to the type of payment request in accordance with the payment clause, contract financing clause, or Federal Acquisition Regulation 52.216-7, Allowable Cost and Payment, as applicable.

(5) Receiving report. The Contractor shall ensure a receiving report meets the requirements of DFARS Appendix F.

(g). WAWF point of contact.

(1) The Contractor may obtain clarification regarding invoicing in WAWF from the following contracting activity's WAWF point of contact.
(2) Contact the WAWF helpdesk at 866-618-5988, if assistance is needed.
(End of clause)

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

SPECIAL CONTRACT REQUIREMENTS

As this is a commercial contract, any special requirements contained in this section and throughout the contract, are incorporated by addendum.

1.OWS REQUIRED CLAUSE

I. Key Personnel

Any key personnel specified in this contract are considered to be essential to work performance. At least [* * *] prior to the Contractor voluntarily diverting any of the specified individuals to other programs or contracts, the Contractor shall notify the CO and shall submit a justification for the diversion or replacement and a request to replace the individual. The request must identify the proposed replacement and provide an explanation of how the replacement's skills, experience, and credentials meet or exceed the requirements of the contract (including, when applicable, Human Subjects Testing requirements). If the employee of the Contractor is terminated for cause or separates from the Contractor voluntarily with less than [* * *], the Contractor shall provide the maximum notice practicable under the circumstances. The Contractor shall not divert, replace, or announce any such change to key personnel without the written consent of the CO. The contract will be modified to add or delete key personnel as necessary to reflect the agreement of the parties. The following individuals are determined to be key personnel:

Reference Regeneron's Technical Proposal dated 29 December 2020, Section 2.3.1.1, Program Management, for a listing of key personnel

II. Substitution of Key Personnel

The Contractor agrees to assign to the contract those persons whose resumes/CVs were submitted with the proposal who are necessary to fill the requirements of the contract. No substitutions shall be made, except in accordance with this clause.

All requests for substitution must provide a detailed explanation of the circumstance necessitating the proposed substitution, a complete resume for the proposed substitute and any other information requested by the CO to approve or disapprove the proposed substitution. All proposed substitutes must have qualifications that are equal to or higher than the qualifications of the person to be replaced. The CO or authorized representative (TPOC) will evaluate such requests and promptly notify the Contractor of his approval or disapproval thereof.

The Contractor further agrees to include the substance of this clause in any subcontract, which may be awarded under this contract.

III. Disclosure of Information

Performance under this contract may require the Contractor to access non-public data and information proprietary to a Government agency, another Government Contractor or of such nature that its dissemination or use other than as specified in the work statement would be adverse to the interests of the Government or others. Neither the Contractor, nor Contractor personnel, shall divulge nor release data nor information obtained under performance of this contract, except authorized by Government personnel or upon written approval of the CO in accordance with OWS or other Government policies and/or guidance. The Contractor shall not use, disclose, or reproduce proprietary data that bears a restrictive legend, other than as specified in this contract, or any information at all regarding this agency.

The Contractor shall comply with all Government requirements for protection of non-public information. Unauthorized disclosure of nonpublic information is prohibited by the Governments rules. Unauthorized disclosure may result in termination of the contract, replacement of a Contractor employee, or other appropriate redress. Neither the Contractor nor the Contractors employees shall disclose or cause to be disseminated, any information concerning the operations of the activity, which could result in, or increase the likelihood of, the possibility of a breach of the activitys security or interrupt the continuity of its operations.

No information related to data obtained from the Government under this contract shall be released or publicized without the prior written consent of the TPOC, whose approval shall not be unreasonably withheld, conditioned, or delayed, provided that no such consent is required to comply with any law, rule, regulation, court ruling or similar order; for submission to any Government entity for submission to any securities exchange on which the Contractors (or its parent corporations) securities may be listed for trading; or to third parties relating to securing, seeking, establishing or maintaining regulatory or other legal approvals or compliance, financing and capital raising activities, or mergers, acquisitions, or other business transactions.

IV. Publications and Publicity

The Contractor shall not release any reports, manuscripts, press releases, or abstracts about the work being performed under this contract without written notice in advance to the Government.

(a)Unless otherwise specified in this contract, the Contractor may publish the results of its work under this contract. The Contractor shall promptly send a copy of each submission to the TPOC for security review prior to submission. The Contractor shall also inform the TPOC when the abstract article or other publication is published, and furnish a copy of it as finally published.

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(b) Unless authorized in writing by the CO, the Contractor shall not display Government logos, including Operating Division or Staff Division logos on any publications.

(c) The Contractor shall not reference the products(s) or services(s) awarded under this contract in commercial advertising, as defined in FAR 31.205-1, in any manner which states or implies Government approval or endorsement of the product(s) or service(s) provided.

(d) The contractor shall include this clause, including this section (d) in all subcontracts where the subcontractor may propose publishing the results of its work under the subcontract. The Contractor shall acknowledge the support of the Government whenever publicizing the work under this contract in any media by including an acknowledgement substantially as follows:

"This project has been funded in whole or in part by the U.S. Government under Contract No. W15QKN-21-C-0014. The US Government is authorized to reproduce and distribute reprints for Governmental purposes notwithstanding any copyright notation thereon."

V. Confidentiality of Information

a.Confidential information, as used in this article, means information or data of a personal nature about an individual, or proprietary information or data submitted by or pertaining to an institution or organization.

b. The CO and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the CO and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

c. If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

d. Confidential information, as defined in paragraph (a) of this article, shall not be disclosed without the prior written consent of the individual, institution, or organization.

e. Whenever the Contractor is uncertain with regard to the proper handling of material under the contract, or if the material in question is subject to the Privacy Act or is confidential information subject to the provisions of this article, the Contractor shall obtain a written determination from the CO prior to any release, disclosure, dissemination, or publication.

f. Contracting Officer Determinations will reflect the result of internal coordination with appropriate program and legal officials.

g. The provisions of paragraph (d) of this article shall not apply to conflicting or overlapping provisions in other Federal, State or local laws.

All above requirements MUST be passed to all sub-contractors.

VI. Organizational Conflicts of Interest

Performance under this contract may create an actual or potential organizational conflict of interest such as are contemplated by FAR Part 9.505-General Rules. The Contractor shall not engage in any other contractual or other activities which could create an Organizational Conflict of Interest (OCI). This provision shall apply to the prime Contractor and all sub-contractors. This provision shall have effect throughout the period of performance of this contract, any extensions thereto by change order or supplemental agreement, and for two (2) years thereafter. The Government may pursue such remedies as may be permitted by law or this contract, upon determination that an OCI has occurred.

The work performed under this contract may create a significant potential for certain conflicts of interest, as set forth in FAR Parts 9.505-1, 9.505-2, 9.505-3, and 9.505-4. It is the intention of the parties hereto to prevent both the potential for bias in connection with the Contractors performance of this contract, as well as the creation of any unfair competitive advantage as a result of knowledge gained through access to any non-public data or third party proprietary information.

The Contractor shall notify the CO immediately whenever it becomes aware that such access or participation may result in any actual or potential OCI. Furthermore, the Contractor shall promptly submit a plan to the CO to either avoid or mitigate any such OCI. The CO will have sole discretion in accepting the Contractors mitigation plan. In the event the CO unilaterally determines that any such OCI cannot be satisfactorily avoided or mitigated, other remedies may be taken to prohibit the Contractor from participating in contract requirements related to OCI.

Whenever performance of this contract provides access to another Contractors proprietary information, the Contractor shall enter into a written agreement with the other entities involved, as appropriate, in order to protect such proprietary information from unauthorized use or disclosure for as long as it remains proprietary; and refrain from using such proprietary information other than as agreed to,

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for example to provide assistance during technical evaluation of other Contractors offers or products under this contract. An executed copy of all proprietary information agreements by individual personnel or on a corporate basis shall be furnished to the CO within [* * *] of execution.

2. HEALTH RESOURCE PRIORITY AND ALLOCATIONS SYSTEM (HRPAS)

In order to ensure the success of Regenerons efforts, a priority rating is incorporated into the contract for the procurement of raw materials, consumables, repair parts, and major end item assemblies by Regeneron under Title I of the HRPAS.

Priority Rating: Defense Production Act (DPA) Title I DO-HR

Each rated order executed by Regeneron must include the following:

(a)The priority rating: DPA Title I DO-HR;

(b)A required delivery date or dates. The words immediately or as soon as possible do not constitute a delivery date;

(c)The written signature on a manually placed order, or the digital signature or name on an electronically placed order, of an individual authorized to sign rated orders for the person placing the order; and

(d)A statement that reads in substance:

1.This is a rated order certified for national defense use, and you are required to follow all the provisions of the Health Resources Priorities and Allocations System regulation at 45 CFR part 101.

2.If the rated order is placed in support of emergency preparedness requirements and expedited action is necessary and appropriate to meet these requirements, the following sentences should be added following the statement set forth in paragraph (d)(1) of this section:

i.This rated order is placed for the purpose of emergency preparedness. It must be accepted or rejected within [* * *] after receipt of the order if:

A.The order is issued in response to a hazard that has occurred; or

B.If the order is issued to prepare for an imminent hazard, as specified in HRPAS Section 101.33(e).

3.ENSURING SUFFICIENT SUPPLY OF THE PRODUCT

1.In recognition of the Governments need to provide sufficient quantities of a COVID-19 therapeutic to protect the United States population, the Government shall have the remedy described in this section to ensure sufficient supply of the product to meet the needs of the public health or national security. This remedy is not available to the Government unless and until both of the following conditions ((a) and (b)) are met:

(a)Regeneron gives written notice, required to be submitted to the Government no later than [* * *], of:

i.any formal management decision to terminate manufacturing of this product therapeutic prior to delivery of the minimum required doses to the U.S. Government under this contract, as well as all additional orders accepted by the Contractor, other than as a result of clinical failure, or serious technical or safety reasons or;

ii.any formal management decision to discontinue sale of this product therapeutic to the Government prior to delivery of the minimum required doses to the U.S. Government under this contract, as well as all additional orders accepted by the Contractor, other than as a result of clinical failure, or serious technical or safety reasons; or any filing that anticipates Federal bankruptcy protection; and

(b)Regeneron has submitted an Emergency Use Authorization application under Section 564 of the Food, Drug, and Cosmetic (FD&C) Act or a biologics license application under the provisions of Section 351(a) of the Public Health Service Act (PHSA).

2.If both conditions listed in section 1 occur, Regeneron, upon the request of the Government, shall provide the following items necessary for the Government to pursue manufacturing of this therapeutic product with a third party for exclusive sale to the U.S. Government:

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(a)a writing, evidencing a non-exclusive, non-transferable, irrevocable (except for cause), royalty-free paid- up license to practice or have practiced for on behalf of the U.S. Government, any Regeneron Background Patent, Copyright, other Regeneron Intellectual Property, Regeneron Know-How, and Regeneron Technical Data rights necessary to manufacture doses of the SARS-CoV2 medical countermeasure neutralizing monoclonal antibodies, designated as casirivimab and imdevimab; necessary FDA regulatory filings or authorizations owned or controlled by Regeneron related to this therapeutic product, and any confirmatory instrument pertaining thereto; and

(b)any outstanding Deliverables contemplated or materials purchased under this contract.

3. This remedy will remain available until the end of the contract, and the license rights and items may only be used by the Government and its contractors to the extent needed to manufacture the number of doses that are not received under this contract, including with respect to any additional orders that are accepted by the Contractor.

*** END OF NARRATIVE H0001 ***

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Name of Offeror or Contractor: REGENERON PHARMACEUTICALS, INC.

CONTRACT CLAUSES
	Regulatory Cite	Title	Date
1	52.204-13	SYSTEM FOR AWARD MANAGEMENT MAINTENANCE	OCT/2018
2	52.204-18	COMMERCIAL AND GOVERNMENT ENTITY CODE MAINTENANCE	AUG/2020
3	52.212-4	CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS	OCT/2018
4	52.219-16	LIQUIDATED DAMAGES--SUBCONTRACTING PLAN	JAN/1999
5	52.232-40	PROVIDING ACCELERATED PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS	DEC/2013
6	252.203-7000	REQUIREMENTS RELATING TO COMPENSATION OF FORMER DOD OFFICIALS	SEP/2011
7	252.203-7002	REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS	SEP/2013
8	252.203-7003	AGENCY OFFICE OF THE INSPECTOR GENERAL	AUG/2019
9	252.204-7003	CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT	APR/1992
10	252.204-7012	SAFEGUARDING COVERED DEFENSE INFORMATION AND CYBER INCIDENT REPORTING	DEC/2019
11	252.204-7015	NOTICE OF AUTHORIZED DISCLOSURE OF INFORMATION FOR LITIGATION SUPPORT	MAY/2016
12	252.204-7020	NIST SP 800-171 DOD ASSESSMENT REQUIREMENTS	NOV/2020
13	252.205-7000	PROVISION OF INFORMATION TO COOPERATIVE AGREEMENT HOLDERS	DEC/1991
14	252.209-7004	SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY	MAY/2019
15	252.219-7003	SMALL BUSINESS SUBCONTRACTING PLAN (DOD CONTRACTS)--BASIC	DEC/2019
16	252.225-7012	PREFERENCE FOR CERTAIN DOMESTIC COMMODITIES	DEC/2017
17	252.227-7015	TECHNICAL DATA--COMMERCIAL ITEMS	FEB/2014
18	252.232-7003	ELECTRONIC SUBMISSION OF PAYMENT REQUESTS AND RECEIVING REPORTS	DEC/2018
19	252.232-7010	LEVIES ON CONTRACT PAYMENTS	DEC/2006
20	252.232-7017	ACCELERATING PAYMENTS TO SMALL BUSINESS SUBCONTRACTORS--PROHIBITION ON FEES AND CONSIDERATION	APR/2020
21	252.243-7002	REQUESTS FOR EQUITABLE ADJUSTMENT	DEC/2012
22	252.244-7000	SUBCONTRACTS FOR COMMERCIAL ITEMS	OCT/2020
23	252.247-7023	TRANSPORTATION OF SUPPLIES BY SEA--BASIC	FEB/2019
24	52.212-5	CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS	NOV/2020

(a)The Contractor shall comply with the following Federal Acquisition Regulation (FAR) clauses, which are incorporated in this contract by reference, to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

(1) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(2) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(3) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(4) 52.209-10, Prohibition on Contracting with Inverted Domestic Corporations (Nov 2015)
(5) 52.233-3, Protest After Award (AUG 1996) (31 U.S.C. 3553).

(6) 52.233-4, Applicable Law for Breach of Contract Claim (OCT 2004) (Public Laws 108-77 and 108-78 (19 U.S.C. 3805 note)).

(b)The Contractor shall comply with the FAR clauses in this paragraph (b) that the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or Executive orders applicable to acquisitions of commercial items:

    (1) 52.203-6, Restrictions on Subcontractor Sales to the Government (Jun 2020), with Alternate I (Oct 1995)(41 U.S.C. 4704 and 10 U.S.C. 2402).

_X _(2) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509).

    (3) 52.203-15, Whistleblower Protections under the American Recovery and Reinvestment Act of 2009 (Jun 2010) (Section 1553 of Pub. L. 111-5). (Applies to contracts funded by the American Recovery and Reinvestment Act of 2009.)

_X _(4) 52.204-10, Reporting Executive Compensation and First-Tier Subcontract Awards (Jun 2020) (Pub. L. 109-282) (31 U.S.C. 6101 note).

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    (5) [Reserved].

    (6) 52.204-14, Service Contract Reporting Requirements (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

    (7) 52.204-15, Service Contract Reporting Requirements for Indefinite-Delivery Contracts (Oct 2016) (Pub. L. 111-117, section 743 of Div. C).

    (8) 52.209-6, Protecting the Government's Interest When Subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (Jun 2020) (31 U.S.C. 6101 note).

    (9) 52.209-9, Updates of Publicly Available Information Regarding Responsibility Matters (Oct 2018) (41 U.S.C. 2313).

    (10) [Reserved]

    (11)(i) 52.219-3, Notice of HUBZone Set-Aside or Sole-Source Award (MAR 2020) (15 U.S.C. 657a).

    (ii) Alternate I (MAR 2020) of 52.219-3.

    (12)(i) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (MAR 2020) (if the offeror elects to waive the preference, it shall so indicate in its offer) (15 U.S.C. 657a).

    (ii) Alternate I (MAR 2020) of 52.219-4.

    (13) [Reserved]

    (14)(i) 52.219-6, Notice of Total Small Business Set-Aside (Nov 2020) (15 U.S.C. 644).

    (ii) Alternate I (MAR 2020) of 52.219-6.

    (iii) Alternate II (Nov 2011) of 52.219-6.

    (15)(i) 52.219-7, Notice of Partial Small Business Set-Aside (Nov 2020)(15 U.S.C. 644).

    (ii) Alternate I (MAR 2020) of 52.219-7.

    (iii) Alternate II (Mar 2004) of 52.219-7.

    (16) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)).

_X _(17)(i) 52.219-9, Small Business Subcontracting Plan (Jun 2020) (15 U.S.C. 637(d)(4)).

    (ii) Alternate I (Nov 2016) of 52.219-9.

    (iii) Alternate II (Nov 2016) of 52.219-9.

    (iv) Alternate III (Jun 2020) of 52.219-9.

    (v) Alternate IV (Jun 2020) of 52.219-9.

    (18)(i) 52.219-13, Notice of Set-Aside of Orders (MAR 2020) (15 U.S.C. 644(r)).

    (ii) Alternate I (Mar 2020) of 52.219-13.

    (19) 52.219-14, Limitations on Subcontracting (MAR 2020)(15 U.S.C. 637(a)(14)).

    (20) 52.219-16, Liquidated Damages--Subcontracting Plan (JAN 1999) (15 U.S.C. 637(d)(4)(F)(i)).

    (21) 52.219-27, Notice of Total Service-Disabled Veteran-Owned Small Business Set-Aside (MAR 2020)(15 U.S.C. 657 f)

    (22) (i) 52.219-28, Post Award Small Business Program Rerepresentation (Nov 2020)(15 U.S.C. 632(a)(2)).

    (ii) Alternate I (MAY 2020) of 52.219-28.

    (23) 52.219-29 Notice of Total Set-Aside for Economically Disadvantaged Women-Owned Small Business (EDWOSB) Concerns (MAR 2020)

(15 U.S.C. 637(m)).

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    (24) 52.219-30 Notice of Total Set-Aside for Women-Owned Small Business (WOSB) Concerns Eligible Under the WOSB Program (MAR 2020) (15 U.S.C. 637(m)).

    (25) 52.219-32, Orders Issued Directly Under Small Business Reserves (MAR 2020) (15 U.S.C. 644(r)).

    (26) 52.219-33, Nonmanufacturer Rule (MAR 2020) (15 U.S.C. 637(a)(17)).

    (27) 52.222-3, Convict Labor (June 2003)(E.O. 11755).

    (28) 52.222-19, Child LaborCooperation with Authorities and Remedies (Jan 2020) (E.O. 13126).

    (29) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

_X _(30)(i) 52.222-26, Equal Opportunity (Sep 2016)(E.O. 11246).

    (ii) Alternate I (Feb 1999) of 52.222-26.

    (31)(i) 52.222-35, Equal Opportunity for Veterans (Jun 2020)(38 U.S.C. 4212).

    (ii) Alternate I (July 2014) of 52.222-35.

    (32)(i) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020)(29 U.S.C. 793).

    (ii) Alternate I (July 2014) of 52.222-36.

    (33) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Jun 2020)(38 U.S.C. 4212).

    (34) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (Dec 2010) (E.O. 13496).

    (35)(i) 52.222-50, Combating Trafficking in Persons (Oct 2020) (22 U.S.C. chapter 78 and E.O. 13627).

    (ii) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. chapter 78 and E.O. 13627).

    (36) 52.222-54, Employment Eligibility Verification (Oct 2015). (Executive Order 12989). (Not applicable to the acquisition of commercially available off-the-shelf items or certain other types of commercial items as prescribed in 22.1803.)

    (37)(i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Items (May 2008) (42 U.S.C.
6962(c)(3)(A)(ii)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

    (ii) Alternate I (May 2008) of 52.223-9 (42 U.S.C. 6962(i)(2)(C)). (Not applicable to the acquisition of commercially available off-the-shelf items.)

    (38) 52.223-11, Ozone-Depleting Substances and High Global Warming Potential Hydrofluorocarbons (June, 2016) (E.O. 13693).

    (39) 52.223-12, Maintenance, Service, Repair, or Disposal of Refrigeration Equipment and Air Conditioners (June, 2016) (E.O.
13693).

    (40)(i) 52.223-13, Acquisition of EPEAT[supreg]-Registered Imaging Equipment (Jun 2014) (E.O.s 13423 and 13514).

    (ii) Alternate I (Oct 2015) of 52.223-13.

    (41)(i) 52.223-14, Acquisition of EPEAT[supreg]-Registered Televisions (Jun 2014) (E.O.s 13423 and 13514).

    (ii) Alternate I (Jun 2014) of 52.223-14.

    (42) 52.223-15, Energy Efficiency in Energy-Consuming Products (May 2020) (42 U.S.C. 8259b).

    (43)(i) 52.223-16, Acquisition of EPEAT[supreg]-Registered Personal Computer Products (Oct 2015) (E.O.s 13423 and 13514).

    (ii) Alternate I (Jun 2014) of 52.223-16.

    (44) 52.223-18, Encouraging Contractor Policies to Ban Text Messaging While Driving (Jun 2020) (E.O. 13513).

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    (45) 52.223-20, Aerosols (June, 2016) (E.O. 13693).

    (46) 52.223-21, Foams (June, 2016) (E.O. 13693).

    (47)(i) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).

    (ii) Alternate I (JAN 2017) of 52.224-3.

    (48) 52.225-1, Buy American--Supplies (MAY 2014) (41 U.S.C. chapter 83).

    (49)(i) 52.225-3, Buy American--Free Trade Agreements--Israeli Trade Act (MAY 2014) (41 U.S.C. chapter 83, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note, 19 U.S.C. 3805 note, 19 U.S.C. 4001 note, Pub. L. 103-182, 108-77, 108-78, 108-286, 108-302, 109-53, 109-169, 109-283, 110-138, 112-41, 112-42, and 112-43.
    (ii) Alternate I (MAY 2014) of 52.225-3.

    (iii) Alternate II (MAY 2014) of 52.225-3.

    (iv) Alternate III (MAY 2014) of 52.225-3.

    (50) 52.225-5, Trade Agreements (Oct 2019) (19 U.S.C. 2501, et seq., 19 U.S.C. 3301 note).

    (51) 52.225-13, Restrictions on Certain Foreign Purchases (Jun 2008) (E.o.s, proclamations, and statutes administered by the Office of Foreign Assets Control of the Department of the Treasury).

    (52) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Jul 2013) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

    (53) 52.226-4, Notice of Disaster or Emergency Area Set-Aside (Nov 2007) (42 U.S.C. 5150).

    (54) 52.226-5, Restrictions on Subcontracting Outside Disaster or Emergency Area (Nov 2007)(42 U.S.C. 5150).

    (55) 52.229-12, Tax on Certain Foreign Procurements (JUN 2020).

    (56) 52.232-29, Terms for Financing of Purchases of Commercial Items (Feb 2002)(41 U.S.C. 4505, 10 U.S.C. 2307(f)).

    (57) 52.232-30, Installment Payments for Commercial Items (Jan 2017)(41 U.S.C. 4505, 10 U.S.C. 2307(f)).

_X _(58) 52.232-33, Payment by Electronic Funds Transfer -- System for Award Management (Oct 2018)(31 U.S.C. 3332).

    (59) 52.232-34, Payment by Electronic Funds Transfer -- Other Than System for Award Management (Jul 2013)(31 U.S.C. 3332).

    (60) 52.232-36, Payment by Third Party (MAY 2014) (31 U.S.C. 3332).

    (61) 52.239-1, Privacy or Security Safeguards (Aug 1996)(5 U.S.C. 552a).

_X _(62) 52.242-5, Payments to Small Business Subcontractors (Jan 2017)(15 U.S.C. 637(d)(13)).

    (63)(i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C.
2631).

    (ii) Alternate I (Apr 2003) of 52.247-64.

(iii) Alternate II (Feb 2006) of 52.247-64.

(c) The Contractor shall comply with the FAR clauses in this paragraph (c), applicable to commercial services, that the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items:

    (1) 52.222-41, Service Contract Labor Standards (Aug 2018) (41 U.S.C. chapter 67).

    (2) 52.222-42, Statement of Equivalent Rates for Federal Hires (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

    (3) 52.222-43, Fair Labor Standards Act and Service Contract Labor Standards--Price Adjustment (Multiple Year and Option Contracts) (MAY 2014) (29 U.S.C. 206 and 41 U.S.C. chapter 67).

    (4) 52.222-44, Fair Labor Standards Act and Service Contract Labor Standards--Price Adjustment (MAY 2014) (29 U.S.C 206 and 41 U.S.C. chapter 67).

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    (5) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (MAY 2014) (41 U.S.C. chapter 67).

    (6) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services-- Requirements (MAY 2014) (41 U.S.C. chapter 67).

    (7) 52.222-55, Minimum Wages Under Executive Order 13658 (Nov 2020) (Executive Order 13658).

    (8) 52.222-62, Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706).

    (9) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Jun 2020) (42 U.S.C. 1792).

(d) Comptroller General Examination of Record. The Contractor shall comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, as defined in FAR 2.101, on the date of award of this contract, and does not contain the clause at 52.215-2, Audit and Records -- Negotiation.

(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractors directly pertinent records involving transactions related to this contract.

(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.

(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.

(e)(1) Notwithstanding the requirements of the clauses in paragraphs (a), (b), (c) and (d) of this clause, the Contractor is not required to flow down any FAR clause, other than those in this paragraph (e)(1) in a subcontract for commercial items. Unless otherwise indicated below, the extent of the flow down shall be as required by the clause--

(i) 52.203-13, Contractor Code of Business Ethics and Conduct (Jun 2020) (41 U.S.C. 3509).

(ii) 52.203-19, Prohibition on Requiring Certain Internal Confidentiality Agreements or Statements (JAN 2017) (section 743 of Division E, Title VII, of the Consolidated and Further Continuing Appropriations Act, 2015 (Pub. L. 113-235) and its successor provisions in subsequent appropriations acts (and as extended in continuing resolutions)).

(iii) 52.204-23, Prohibition on Contracting for Hardware, Software, and Services Developed or Provided by Kaspersky Lab and Other Covered Entities (Jul 2018) (Section 1634 of Pub. L. 115-91).

(iv) 52.204-25, Prohibition on Contracting for Certain Telecommunications and Video Surveillance Services or Equipment. (AUG 2020) (Section 889(a)(1)(A) of Pub. L. 115-232).

(v) 52.219-8, Utilization of Small Business Concerns (Oct 2018) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds the applicable threshold specified in FAR 19.702(a) on the date of subcontract award, the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(vi) 52.222-21, Prohibition of Segregated Facilities (Apr 2015).

(vii) 52.222-26, Equal Opportunity (Sep 2016) (E.O. 11246).

(viii) 52.222-35, Equal Opportunity for Veterans (Jun 2020)(38 U.S.C. 4212).

(ix) 52.222-36, Equal Opportunity for Workers with Disabilities (Jun 2020)(29 U.S.C. 793).

(x) 52.222-37, Employment Reports on Veterans (Jun 2020) (38 U.S.C. 4212).

(xi) 52.222-40, Notification of Employee Rights Under the National Labor Relations Act (DEC 2010) (E.O. 13496).

(xii) 52.222-41, Service Contract Labor Standards (Aug 2018) (41 U.S.C. chapter 67).

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(xiii)(A) 52.222-50, Combating Trafficking in Persons (Oct 2020) (22 U.S.C. 7104(g)).
(B) Alternate I (Mar 2015) of 52.222-50 (22 U.S.C. 7104(g)).

(xiv) 52.222-51, Exemption from Application of the Service Contract Labor Standards to Contracts for Maintenance, Calibration, or Repair of Certain Equipment--Requirements (MAY 2014) (41 U.S.C. chapter 67).

(xv) 52.222-53, Exemption from Application of the Service Contract Labor Standards to Contracts for Certain Services--Requirements (MAY 2014) (41 U.S.C. chapter 67).

(xvi) 52.222-54, Employment Eligibility Verification (Oct 2015).

(xvii) 52.222-55, Minimum Wages Under Executive Order 13658 (Nov 2020) (Executive Order 13658).

(xviii) 52.222-62 Paid Sick Leave Under Executive Order 13706 (Jan 2017) (E.O. 13706).
(xix) (A) 52.224-3, Privacy Training (JAN 2017) (5 U.S.C. 552a).
(B) Alternate I (JAN 2017) of 52.224-3.

(xx) 52.225-26, Contractors Performing Private Security Functions Outside the United States (Jul 2013) (Section 862, as amended, of the National Defense Authorization Act for Fiscal Year 2008; 10 U.S.C. 2302 Note).

(xxi) 52.226-6, Promoting Excess Food Donation to Nonprofit Organizations (Jun 2020) (42 U.S.C. 1792). Flow down required in accordance with paragraph (e) of FAR clause 52.226-6.

(xxii) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels (Feb 2006)(46 U.S.C. Appx 1241(b) and 10 U.S.C. 2631). Flow down required in accordance with paragraph (d) of FAR clause 52.247-64.

(2) While not required, the Contractor may include in its subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(End of Clause)

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LIST OF ATTACHMENTS

List of Addenda	Title	Date	Number of Pages	Transmitted By
Exhibit A	CONTRACT DATA REQUIREMENTS LIST	07-JAN-2021	033	EMAIL
Attachment 0001	SF LLL DISCLOSURE OF LOBBYING ACTIVITIES	04-JAN-2021	001	EMAIL
Attachment 0002	REGENERON DRAFT SUBCONTRACTING PLAN	30-NOV-2020	009	EMAIL

W15QKN-21-C-
Exhibit A
Contract Data Requirements List
CDRLs

Date: 07 January 2021
# of pages: 32

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Post Award Teleconference Minutes			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

The Awardee shall complete an initial teleconference after agreement award
1.    Outline activities for the next [* * *]
2.    Discuss agenda items for the post-award Kickoff Meeting (A002)

Within one week of Agreement award
•Awardee shall provide agenda and establish a teleconference number at least [* * *] in advance of the teleconference unless notified that BARDA will supply one
•AOR edits/approves and instructs Awardee to distribute agenda prior to meeting by at least [* * *]
•Awardee provides meeting minutes to AOR within [* * *]after the meeting
•AOR reviews, comments and approves minutes within [* * *]
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date: 2020.12.31 08:31:41-05'00'		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:48:29-05'00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 1 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Kickoff Meeting Agenda and Minutes			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS The Awardee shall complete a Kickoff meeting after agreement award • Within [* * *] of agreement award, pending concurrence by the agreements officer •Awardee shall provide itinerary and agenda at least [* * *] in advance of site visit or virtual meeting •AOR edits/approves and instructs Awardee to distribute agenda prior to meeting by at least [* * *] •Awardee provides meeting minutes to AOR within [* * *] after the meeting •AOR reviews, comments, and approves minutes within [* * *]				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:34:18-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:47:38-05’00’
D D FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 2 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Teleconference Minutes			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

The Awardee shall participate in teleconferences every [* * *], with BARDA to discuss the performance on the Agreement. Meeting frequency can be increased with agreement between both parties as needed during the course of the project• Awardee provides agenda to AOR no later than [* * *] in advance of meeting
•AOR edits/approves and instructs Awardee to distribute agenda prior to meeting
•Awardee distributes agenda and presentation materials if needed at least [* * *] in advance
•Awardee provides meeting minutes to AOR within [* * *] of the meeting
•AOR reviews, comments, and approves minutes within [* * *]
•Updates to include distribution and regulatory issues
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:37:03-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:47:08-05’00’
D D FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 3 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Quarterly Meetings			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

At the discretion of the government the Awardee shall hold recurring teleconference or face-to-face Project Review Meetings up to four per year either in Washington DC or at work sites of the Awardee or sub-awardees. Face-to-face meetings shall alternate between
Washington DC and Awardee, sub-awardee sites. The meetings will be used to discuss agreement progress in relation to the Program Management deliverables described below as well as technical, and regulatory aspects of the program.
•Awardee shall provide itinerary and agenda at least [* * *], and presentation materials at least [* * *] in advance of site visit
•AOR edits/approves and instructs Awardee to distribute agenda prior to meeting by at least [* * *]
•Awardee provides meeting minutes to AOR within [* * *] after the meeting
•AOR reviews, comments, and approves minutes within [* * *]
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:39:50-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:46:39-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 4 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM FDA Meeting Minutes			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS All formal communications with the FDA should be provided to BARDA •Contractor shall notify BARDA of upcoming FDA meeting within [* * *] of scheduling Type A, B or C meetings OR within [* * *] of meeting occurrence for ad hoc meetings •Contractor shall forward initial contractor and FDA-issued draft minutes and final minutes of any meeting with the FDA to BARDA within [* * *] of receipt				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:42:42-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:46:13-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 5 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A006	2. TITLE OF DATA ITEM Daily check in with project staff for COVID-19 Agreement			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-ADMN-81505		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

Upon request of the Government, the contractor shall participate in a daily check-in update if necessary with the Project Managers and additional project staff as needed (via teleconference or email). Potential triggers for the check-in include but are not limited to regulatory status changes, manufacturing and or/distribution problems that will affect delivery.

Daily check-ins may occur on weekdays, excluding federal holidays. Upon request of the
Government, check-ins may also occur on weekends and on federal holidays, provided at least [* * *].
•Preparation of materials will not be required but may be provided on an ad hoc basis as data or circumstances occur
•No agenda will be required for the meeting
•No meeting minutes are required
•Contractor will provide bulleted email updates following any call or in lieu of a call by
2PM for that day
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:45:48-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:45:47-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 6 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A007	2. TITLE OF DATA ITEM Monthly Progress Reports			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS A consolidated submission of all slides and data presented at the biweekly telecons will serve as the monthly report. The report only consists of a summary of quantity of product delivered, when and location of the delivery. •Monthly reports shall be submitted on or before the [* * *] covering the preceding month				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:50:25-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:45:22-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 7 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A008	2. TITLE OF DATA ITEM Milestone Reports			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

Milestone reports shall be cross-referenced to the Work Breakdown Structure (WBS) and
Statement of Work (SOW).

As applicable, an Executive Summary highlighting the progress, issues and relevant manufacturing, non-clinical, clinical and regulatory activities. The Executive Summary should highlight only critical issues for that reporting period and resolution approach;
limited to 2 pages
•Milestone reports shall be submitted upon the completion of each milestone and include all associated deliverables. The AOR and AO will review the monthly reports with the
Awardee and provide feedback
•Awardee shall provide FINAL versions of reports within [* * *]after receiving BARDA comments/edits
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:54:17-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:43:12-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 8 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A009	2. TITLE OF DATA ITEM Draft Technical Progress Report			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

A draft Final Technical Progress Report containing a summation of the work performed over the entire Agreement. This report shall be in sufficient detail to fully describe the progress achieved under all milestones. Report should contain a timeline of originally planned and baselined activities and milestones overlaid with actual progress attained during the Agreement. Descriptions and rationale for activities and milestones that were not completed as planned should be provided. The draft report shall be duly marked as 'Draft'

•The Draft Technical Progress Report shall be submitted [* * *] before the end of the PoP and the Final Technical Progress Report on or before the completion date of the PoP
•AOR will provide feedback on draft report within [* * *] of receipt, which the Awardee shall consider incorporating into the Final Report

				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 08:58:34-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:42:47-05’00’

DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 9 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A010	2. TITLE OF DATA ITEM Final Technical Progress Report			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-MISC-80711		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

The Final Technical Progress Report incorporating feedback received from BARDA and containing a summation of the work performed for the entire agreement PoP. The final report shall document the results of the entire Agreement. The final report shall be duly marked as 'Final' . A cover letter with the report will contain a summary (not to exceed 200 words) of product delivery and distribution achieved during the performance of the Agreement

•The Final Technical report will include all milestone reports submitted throughout the period of performance and include an overarching executive summary.
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:03:00-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:42:22-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 10 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A011	2. TITLE OF DATA ITEM Product Development Source Material and Manufacturing Reports			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

The contractor shall submit a detailed spreadsheet regarding critical project materials that are sourced from a location other than the United States, sources, and manufacturing sites, including but not limited to: physical locations of sources of raw and processed material type of material; location and nature of work performed at manufacturing sites; and location and nature of non-clinical and clinical study sites.

The contractor will provide manufacturing reports and manufacturing dose tracking projections/actuals utilizing the "COVID-19 Dose Tracking Templates" or similar, on any contract/agreement that is manufacturing product, including product for clinical trial use.
Awardee will submit Product Development Source Material Report
•Within [* * *] of Agreement award
•Within [* * *] of substantive changes are made to sources and/or materials
•Or on the [* * *] contract anniversary.

•Contractor will update the Dose Tracking Template weekly during manufacturing campaigns and daily during response operations (where a Public Health Emergency has been declared) and COVID-19 response, with the first deliverable submission within [* * *] of award/modification. Updates to be provided weekly in advance of commercial-scale manufacturing and daily once material for use in response operations begins manufacture.
•The Government will provide written comments to the Product Development Source
Material and Manufacturing Report within [* * *] after the submission
•If corrective action is recommended, contractor must address all concerns raised by
BARDA in writing
•Product Development and Source Material report to be submitted via spreadsheet; Dose
Tracking can be completed via spreadsheet or other format (e.g. XML or JSON) as agreed to by USG and company.
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:08:45-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:41:58-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 11 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A012	2. TITLE OF DATA ITEM Contractor Locations			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

The contractor shall submit detailed data regarding locations where work will be performed under this contract, including addresses, points of contact, and work performed per location, to include sub-awardees.

Contractor will submit Work Locations Report:
•Within [* * *] of Agreement award
•Within [* * *] after a substantive location or capabilities change
•Within [* * *] of a substantive change if the work performed supports medical countermeasure development that addresses a threat that has been declared a Public Health Emergency by the HHS Secretary or a Public Health Emergency of International Concern (PHEIC) by the WHO

				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:14:02-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:41:32-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 12 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A013	2. TITLE OF DATA ITEM Pandemic Management Plan			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS A pandemic facility and/or operational management plan including change procedures from normal to pandemic operations contractor will prepare an operational plan to continue operations in the event of a declared pandemic emergency. Awardee will submit Pandemic Management Plan: •Draft within [* * *] of award •Final within [* * *] of award				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:19:49-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:40:57-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 13 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron
1. DATA ITEM NO. A014	2. TITLE OF DATA ITEM Supply Chain and Distribution Tracking			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA				18. ESTIMATED TOTAL PRICE
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS
Distribution Concept of Operations. The contractor shall distribute product at upon
Government direction and pursuant to the Government's allocation determinations.
BARDA, and MCM Manufacturers play an important role in the distribution of therapeutics to the American people under a nationwide response. BARDA will work with the manufacturer to monitor what is in the manufacturing pipeline using the enclosed dose tracking templates (see above). Awardee will relay final drug product information as it is being released to the BARDA/ ASPR for allocation and ordering by state public health departments. This information will be returned to BARDA, the awardee and distributor.
Distributors will use that information to ship therapeutics in bulk to sites of administration/
end user.

Provide the following information in order to coordinate the movement and delivery of antibody from manufacturing locations sites of administration/end user:
•Provide Points of Contact information (name, title, phone, email) for manufacturing / supply chain personnel for each manufacturing, CMO, storage and distribution locations:
•Head of Manufacturing• Production Planning• Logistics• Distribution• Labeling
•Provide therapeutic labeling, packaging and distribution information as soon as it becomes available. At a minimum, include the following:
•Primary Container Information• Number of doses per primary container• Unit of Sale carton, box, package, other)• Quantity per Unit of Sale• National Drug Code (NDC) or NDC-like code under EUA• Unit of Sale dimensions (H,W, L)• Unit of Sale weight
•Intermediate Package• Intermediate Package dimensions• Intermediate Package weight
•Quantity Unit of Sale per pallet• Storage Requirements• Stability Information
•Obtain concurrence on planned shipment protocols prior to transport
•If therapeutic will require ultra-cold storage temperatures at the designated distribution centers, products should be packaged in 10-dose units to facilitate pick/pack process and reduce exposure of workers to ultra-cold temperatures.
•Include the following DSCSA data elements, TI, TH and TS in packing lists.
•Include the Agreement number on the packing list for all shipments
•Include a copy of the MSDS (with QR code) in the packing list envelope with each shipment.
•Send EDI 856 Advanced Shipment Notice for all products shipped to a USG directed location. Send electronic/scanned copies of all bulk shipment related documents to the AOR for three-way matching on the day shipment occurs.
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:26:31-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:40:22-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 14 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A015	2. TITLE OF DATA ITEM Distribution Plan			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS This plan shall describe the Awardee's process to distribute (according to Government directed allocation) EUA-or BLA-approved product to point of care facilities, necessary to meet the Government's need for administration. The plan shall comply with applicable provisions of the Drug Supply Chain Security Act (DSCSA), Sections 581-585 of PL 113-54 (Nov 27, 2013), taking into account FDA's regular guidance for the COVID-19 public health response. The plan may include details regarding storage and quality assurance of product prior to allocation. - Within [* * *] of award				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:36:19-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:38:18-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 15 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A016	2. TITLE OF DATA ITEM Manufacturing Development Plan			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS
For products that have received EUA authorization, the plan shall describe any planned improvements to the manufacturing process, formulation, administration, or presentation of the product, including but not limited to dosing, stability, route of administration, changes to the label, or packaging improvements. Plan shall cover the length of the period of performance and may be updated as needed at regular intervals to be established by AOR. For clarity, the agreement is not for research, development or experimental work and, therefore, the activities described in the plan are being performed outside of the agreement. Plan will be delivered electronically within [* * *] of the Agreement award to the AOR and AO.
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2021.01.07 14:43:16-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2021.01.07 /s/		J. DATE 14:09:56-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 16 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A017	2. TITLE OF DATA ITEM Quality Management Plan			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS Plan may include, but is not limited to the quality policy and objectives, management review, competencies and training, process document control, feedback, evaluation, corrective action and preventive action, process improvement, measurement, and data analysis processes. The framework is normally divided into infrastructure, senior management responsibility, resource management, lifecycle management, and quality management system evaluation •Plan will be delivered electronically within [* * *] of Agreement award to the AO and AOR				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 09:59:19-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:37:27-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 17 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A018	2. TITLE OF DATA ITEM Quality Agreement			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS Agreement will determine the conditions of acceptance by the USG of the purchased product. No product will be accepted by the USG until a quality agreement is in place. Agreement will be signed by the USG and the manufacturer within [* * *] of Agreement award •Agreement will be delivered electronically to the AO and AOR				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 10:18:55-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:37:04-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 18 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A019	2. TITLE OF DATA ITEM Release documentation for doses to be delivered			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS Certificate of Analysis Certificate of Compliance •as soon as practicable, prior to delivery				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 10:27:13-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:36:05-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 19 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A020	2. TITLE OF DATA ITEM Manufacturing and Distribution Records			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS (1) Certificate of Analysis; (2) Certificate of Conformance/Compliance; and (3) a sample label and carton from production run for drug substance and drug product will be delivered in a timely manner. Documentation to be reviewed by USG and comments adjudicated prior to dose delivery				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 10:35:48-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:35:41-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 20 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A021	2. TITLE OF DATA ITEM Security Plan			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS
Develop a comprehensive security program that provides overall protection of personnel, information, data, and facilities associated with fulfilling the Government requirement. This plan shall establish security practices and procedures that demonstrate how the Awardee will meet and adhere to the security requirements outlined below prior to the commencement of product manufacturing, and shall be delivered to the Government within [* * *] of award. The Awardee shall also use commercially reasonable efforts to ensure all subawardees, consultants, researchers, etc. performing work on behalf of this effort, comply with all Government security requirements and Awardee security plans. The Awardee will flow-down the provisions of the Security Plan to (i) all sub-agreements/contracts executed after the Execution Date, and (ii) all sub-agreements/contracts executed prior to the Execution Date which cover manufacturing/fill/finish/storage activities under this Agreement; provided that in no event will the Awardee be required to flow-down any provisions to any sub-awardee which has a preexisting direct relationship with the Government. The Awardee will have a period of [* * *] to amend any existing agreements to reflect these flow-down requirements or, in the alternative, to demonstrate the sub-awardee's material compliance with any such flow-down requirements.

The Government will review in detail and submit comments within [* * *] to the Agreements Officer (AO) to be forwarded to the Awardee. The Awardee shall review the Draft Security Plan comments, and, submit a Final Security Plan to the U.S. Government within [* * *] after receipt of the comments.
The Security Plan shall include a timeline for compliance of all the required security measures outlined by the Government.

Upon completion of initiating all security measures, the Awardee shall supply to the
Agreements Officer a letter certifying compliance to the elements outlined in the Final
Security Plan.
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 10:44:44-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:35:15-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 21 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron
1. DATA ITEM NO. A022	2. TITLE OF DATA ITEM Supply Chain Resiliency Plan			3. SUBTITLE				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81808		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA				18. ESTIMATED TOTAL PRICE
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS
A comprehensive Supply Chain Resiliency Program that provides identification and reporting of critical components associated with the secure supply of drug substance, drug product, and work-in-process through to finished goods.
A critical component is defined as any material that is essential to the product or the manufacturing process associated with that product. Included in the definition are consumables and disposables associated with manufacturing. NOT included in the definition are facility and capital equipment.
Consideration of critical components includes the evaluation and potential impact of raw materials, excipients, active ingredients, substances, pieces, parts, software, firmware, labeling, assembly, testing, analytical and environmental componentry, reagents, or utility materials which are used in the manufacturing of a drug, cell banks, seed stocks, devices and key processing components and equipment.
A clear example of a critical component is one where a sole supplier is utilized.

The contractor shall identify key equipment suppliers, their locations, local resources, and the associated control processes at the time of award. This document shall address planning and scheduling for active pharmaceutical ingredients, upstream, downstream, component assembly, :finished drug product and delivery events as necessary for the delivery of product.
a) Communication for these requirements shall be updated as part of an annual review, or as necessary, as part of regular contractual communications.
b) For upstream and downstream processing, both single-use and re-usable in-place processing equipment, and manufacturing disposables also shall be addressed. For finished goods, the inspection, labeling, packaging, and associated machinery shall be addressed taking into account capacity capabilities.
c) The focus on the aspects of resiliency shall be on critical components and aspects of complying with the Agreement delivery schedule. Delivery methods shall be addressed, inclusive of items that are foreign-sourced, both high and low volume, which would significantly affect throughput and adherence to the contractually agreed deliveries.

The Awardee shall articulate in the plan, the methodology for inventory control, production planning, scheduling processes and ordering mechanisms, as part of those agreed deliveries. a) Production rates and lead times shall be understood and communicated to the (continued)
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 10:51:18-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:34:53-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 22 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)
A. CONTRACT LINE ITEM NO. 0001	B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics	E. CONTRACT/PR NO. W15QKN21C	F. CONTRACTOR Regeneron
16. REMARKS (Continued)
1
Agreements Officer or the Agreements Officer's Representative as necessary.
b) Production throughput critical constraints should be well understood by activity and by design, and communicated to contractual personnel. As necessary, communication should focus on identification, exploitation, elevation, and secondary constraints of throughput, as appropriate.

Reports for critical items should include the following information:
I. Critical Material
II. Vendor
III. Supplier, Manufacturing/ Distribution Location
IV. Supplier Lead Time
V. Shelf Life
VI. Transportation/ Shipping restrictions
The AO and AOR reserve the right to request un-redacted copies of technical documents provided in response to this subsection, during the period of performance, for distribution within the Government.
Documents shall be provided within [* * *] after AO issues the request. The contractor may arrange for additional time if deemed necessary, and agreed to by the AO. The Government will have Limited Rights in any documents provided under this subsection.

•Delivery of plan is within [* * *] of award

DD FORM 1423-1, FEB 2001                                 Page 23 of 32 Pages

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A023	2. TITLE OF DATA ITEM Manufacturing Data Requirements			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-MGMT-81808		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS
Detailed data regarding project materials, sources, and manufacturing sites, including but not limited to: physical locations of sources of raw and processed material by type of material; location and nature of work performed at manufacturing, processing, and fill/finish sites; and location and nature of non-clinical and clinical studies sites.

•Within [* * *] of award
•The Government may provide a table in tabular format for Awardee to be used to submit such data, intended to ensure material development, which would include but not be limited to the following:
1) Storage/inventory of ancillary materials (vials, needles, syringes, etc.)
2) Shipment of ancillary materials (vials, needles, syringes, etc.)
3) Disposal of ancillary materials (vials, needles, syringes, etc.)
4) Seed development or other starting material manufacturing
5) Bulk drug substance and/or adjuvant production
6) Fill, finish, and release of product or adjuvant
7) Storage/inventory of starting materials, bulk substance, or filled/final product or adjuvant
8) Stability information of bulk substance and/or finished material
9) Shipment of bulk substance of final material
10) Disposal of bulk substance or final material
				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 10:57:33-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:34:21-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 24 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A024	2. TITLE OF DATA ITEM BARDA Audit			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81921		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS Contractor shall accommodate periodic or ad hoc site visits by BARDA. If BARDA, the contractor, or other parties identifies any issues during an audit, the contractor shall capture the issues, identify potential solutions, and provide a report to BARDA• If issues are identified during the audit, contractor shall submit a report to BARDA detailing the finding and corrective action(s) within [* * *] of the audit •AOR and AO will review the report and provide a response to the Contractor with [* * *] •Once corrective action is completed, the Awardee will provide a final report to BARDA				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:04:20-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:33:36-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 25 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A025	2. TITLE OF DATA ITEM FDA Inspections			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81921		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

In the event of an FDA inspection that occurs in relation to this contract and for the product, or for any other FDA inspection that has the reasonable potential to impact the performance of this contract, the Awardee shall provide the USG with an exact copy (non-redacted) of the FDA Form 483 and the Establishment Inspection Report (EIR). The Contractor shall also provide copies of any FDA audits received from subawardees that occur as a result of this contract or for this product.

•Contractor shall notify AO and AOR within [* * *] of a scheduled FDA audit or within [* * *] of an ad hoc site visit/audit if the FDA does not provide advanced notice.
•Contractor shall provide copies of any FDA audit report received from subawardees that occur as a result of this contract or for this product within [* * *] of receiving correspondence from the FDA or third party.
•Within [* * *]s of audit report, contractor shall provide AOR with a plan for addressing areas of nonconformance, if any are identified

				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:11:12-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:33:03-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 26 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP X TM OTHER

D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A026	2. TITLE OF DATA ITEM QA Audit			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-SESS-81921		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

BARDA reserves the right to participate in QA audits performed by the contractor. Upon completion of the audit/site visit the contractor shall provide a report capturing the findings, results and next steps in proceeding with the subawardee. If action is requested of the subawardee, detailed concerns for addressing areas of non-conformance to FDA regulations for GLP, GMP, or GCP guidelines, as identified in the audit report, must be provided to BARDA. The contractor shall provide responses from the subawardees to address these concerns and plans for corrective action

•Contractor shall notify AO and AOR a minimum of [* * *] in advance of upcoming, audits/site visits of subawardees
•Contractor shall notify the AOR and AO within [* * *] of report completion.
•AOR and AO will review the report and provide a response to the contractor with [* * *]

				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:19:43-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:32:17-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 27 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP _____ TM ____ OTHER Regulatory documents
D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A027	2. TITLE OF DATA ITEM FDA Submissions			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS

The contractor shall provide BARDA the opportunity to review and comment upon all draft submissions before submission to the FDA with regard to the product(s) of this contract. Contractor s hall provide BARDA with an electronic copy of the final FDA submission. All documents shall be duly marked as either
"Draft" or "Final".
Contractor shall use reasonable effort to submit draft FDA submissions to
BARDA at least [* * *] prior to FDA submission or within a shorter timeframe upon agreement between Awardee and AOR

•BARDA will provide feedback to contractor within [* * *] of receipt or within a shorter timeframe as agreed upon by Awardee and AOR
•The contractor must address, in writing, its consideration of all concerns raised by BARDA prior to FDA submission
•Final FDA submissions shall be submitted to BARDA concurrently or as soon as practical after submission to the FDA

Note: Given the urgency associated with the pandemic, the above timelines will be adhered to if and to the extent practicable under the circumstances

				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:27:38-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:31:50-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 28 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP _____ TM ____ OTHER Regulatory documents
D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A028	2. TITLE OF DATA ITEM EUA filing			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS The Awardee shall provide a copy of any request for EUA submitted to the FDA •Upon award				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:34:50-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:30:28-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 29 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP _____ TM ____ OTHER Regulatory documents
D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A029	2. TITLE OF DATA ITEM Provision of Public Law 115-92 Sponsor Authorization Letter			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) DI-TCSP-82040		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS The Awardee shall submit Public Law 115-92 Sponsor Authorization Letter in the Contractor's format that will be delivered to the designated OWS POC(s). •Within [* * *] of award				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:42:29-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:30:02-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 30 of 32 Pages
Adobe Professional 8.0

CONTRACT DATA REQUIREMENTS LIST (1 Data Item)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing
data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information.    Send comments regarding this burden estimate or any
other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate
(0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection
of information if it does not display a currently valid OMB control number.    Please do not return your form to the above organization.    Send completed form to the
Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.

A. CONTRACT LINE ITEM NO. 0001		B. EXHIBIT A	C. CATEGORY: TDP _____ TM ____ OTHER Regulatory documents
D. SYSTEM/ITEM Therapeutics		E. CONTRACT/PR NO. W15QKN21C		F. CONTRACTOR Regeneron				17. PRICE GROUP
1. DATA ITEM NO. A030	2. TITLE OF DATA ITEM Press Releases			3. SUBTITLE				18. ESTIMATED TOTAL PRICE
4. AUTHORITY (Data Acquisition Document No.) contractor format acceptable		5. CONTRACT REFERENCE SOW		6. REQUIRING OFFICE BARDA
7.D 7. DD 250 REQ	9. DIST STATEMENT REQUIRED	10. FREQUENCY see remarks	12. DATE OF FIRST SUBMISSION see remarks	14. DISTRIBUTION
b. COPIES
1.A 8. APP CODE		11. AS OF DATE	13. DATE OF SUBSEQUENT SUBMISSION see remarks	a. ADDRESSEE	Draft	Final
						Reg	Repro
16. REMARKS Contractor agrees to accurately and factually represent the work conducted under this contract in all press releases • Contractor shall ensure that the AO has received and approved an advanced copy of any press release to this contract not less than [* * *] prior to the issuance of the press release •If corrective action is required, the contractor agrees to accurately and factually represent the work conducted under this contract in all press releases •Any final press releases shall be submitted to BARDA no later than [* * *] prior to its release				BARDA	1
				JPEO CBRND	1

				15. TOTAL	2	0	0
G. PREPARED BY /s/ Digitally signed by Date 2020.12.31 11:59:07-05’00’		H. DATE	I. APPROVED BY Digitally signed by Date: 2020.12.30 /s/		J. DATE 15:29:41-05’00’
DD FORM 1423-1, FEB 2001         PREVIOUS EDITION MAY BE USED.         Page 31 of 32 Pages
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INSTRUCTIONS FOR COMPLETING DD FORM 1423 (See DoD 5010. 12-M for detailed instructions,}

FOR GOVERNMENT PERSONNEL

Item A. Self-explanatory.
Item B. Self-explanatory.
Item C. Mark (X) appropriate category: TDP - Technical Data Package; TM Technical Manual; Other other category of data, such as "Provisioning," "Configuration Management," etc.
Item D. Enter name of system/item being acquired that data will support.
Item E. Self-explanatory (to be filled in after contract award).
Item F. Self-explanatory (to be filled in after contract award).
Item G. Signature of preparer of CDRL.
Item H. Date CDRL was prepared.
Item I. Signature of CDRL approval authority.
Item J. Date CDRL was approved.
Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.
Item 2. Enter title as it appears on data acquisition document cited in Item 4.
Item 3. Enter subtitle of data item for further definition of data item
(optional entry).
Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.
Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).
Item 6. Enter technical office responsible for ensuring adequacy of the data item.
Item 7. Specify requirement for inspection/acceptance of the data item by the Government.
Item 8. Specify requirement for approval of a draft before preparation of the final data item.
Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).
Item 10. Specify number of times data items are to be delivered.
Item 11. Specify as-of date of data item, when applicable.
Item 12. Specify when first submittal is required.
Item 13. Specify when subsequent submittals are required, when applicable.
Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.
Item 15. Enter total number of draft/final copies to be delivered.
Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in Item 14.; Desired medium for delivery of the data item.

FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

    a. Group I. Definition - Data which is not otherwise essential to the contractor's performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

    Estimated Price Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

    b. Group II. Definition Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

    Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and administrative and other expenses related to reproducing delivering such data item to the Government.

    c. Group Ill. Definition- Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

    Estimated Price - Costs to be included under Group Ill are the administrative and other expenses related to reproducing and delivering such data item to the Government.

    d. Group IV. Definition- Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

    Estimated Price - Group IV items should normally be shown
on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government's right to use the data shall be governed by the pertinent provisions of the contract.

DD FORM 1423-1 (BACK), FEB 2001 32 of 32